UNITED STATES
				SECURITIES AND EXCHANGE COMMISSION
					WASHINGTON, D.C. 20549


						FORM N-CSR

		CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
					INVESTMENT COMPANIES

			Investment Company Act file number 811-6239

			 		Tax-Free Fund for Utah
			(Exact name of Registrant as specified in charter)

					   380 Madison Avenue
					New York, New York 10017
			(Address of principal executive offices)  (Zip code)

					  Joseph P. DiMaggio
					  380 Madison Avenue
					New York, New York 10017
				(Name and address of agent for service)

		Registrant's telephone number, including area code:	(212) 697-6666


				Date of fiscal year end:	6/30

				Date of reporting period:	06/30/08

						FORM N-CSR

ITEM 1.  REPORTS TO STOCKHOLDERS.



ANNUAL
REPORT
June 30, 2008

                        [LOGO OF TAX-FREE FUND FOR UTAH:
   A RECTANGLE CONTAINING DESERT BOULDERS WITH THE SUN RISING BEHIND THEM](SM)

                                TAX-FREE FUND FOR
                                      UTAH
                          A TAX-FREE INCOME INVESTMENT

[LOGO OF THE AQUILA
GROUP OF FUNDS:                    ONE OF THE
AN EAGLE'S HEAD]            AQUILA GROUP OF FUNDS(SM)

[LOGO OF TAX-FREE FUND FOR UTAH:
A RECTANGLE CONTAINING DESERT BOULDERS
WITH THE SUN RISING BEHIND THEM](SM)

                 SERVING UTAH INVESTORS FOR MORE THAN 15 YEARS

                             TAX-FREE FUND FOR UTAH

                           "A MORE PREDICTABLE RIDE"

                                                                    August, 2008

Dear Fellow Shareholder:

      If you've read any of our previous shareholder communications, you know that we try to skip the financial jargon and speak in terms with which we believe the average person can relate and understand.

      The recent movements in the stock market got us to thinking about how risk tolerance mirrors choosing rides at an amusement park.

      In our younger days, we always enjoyed the thrill of roller coasters. If you're like us, you can vividly remember holding your breath with anticipation as you climbed and climbed to the top, never knowing just when you would finally get there. Then, just as you began to relax, the roller coaster would begin its decline. The ride to the bottom seemed like it would never end as you laughed, screamed, and implored the heavens to let you make it through alive.

      Much of what has transpired in the stock market over the last year or so has reminded us of our younger roller coaster riding days. Of course, the ride to the "top" of the market is always exhilarating. But, as we've matured, we've come to realize that roller coasters have lost some of their allure.

      We no longer find adrenaline-pumping adventures so attractive. While you can be brought to dizzying heights, some dramatic lows are also inevitable. For those of us who don't have the stomach for this type of volatility, especially with our investment money, a more stable alternative may be the ticket.

      We like to think of investing in a tax-free municipal bond fund, such as Tax-Free Fund for Utah, as more like riding the swings at a county fair. There is definitely some up and down movement, but you usually don't go quite that far. In general, you know what to expect next and the ride is fairly pleasant.

                         NOT A PART OF THE ANNUAL REPORT

      Of course, we believe that there is a place in everyone's life for roller coasters. But, as one matures, it might be prudent to have the more stable predictable swings begin to play a larger role. After all, what good are highs if they are often followed by lows?

                                   Sincerely,


                                 [PHOTO OMITTED]
/s/ Lacy B. Herrmann                            /s/ Diana P. Herrmann

Lacy B. Herrmann                                Diana P. Herrmann
Founder and Chairman Emeritus                   President

                         NOT A PART OF THE ANNUAL REPORT

[LOGO OF TAX-FREE FUND FOR UTAH:
A RECTANGLE CONTAINING DESERT BOULDERS
WITH THE SUN RISING BEHIND THEM](SM)

                 SERVING UTAH INVESTORS FOR MORE THAN 15 YEARS
                             TAX-FREE FUND FOR UTAH
                                 ANNUAL REPORT
                             MANAGEMENT DISCUSSION

      Over the past twelve months, the financial markets have been subjected to some of the most tumultuous events to ever shake the foundations of our traditionally "unshakable" economy. Among these events are: the screeching halt in new home construction and sales of existing homes brought about by the total collapse of the sub-prime mortgage sector; the loss of confidence in (and loss of AAA ratings of) most of the monoline municipal bond insurers; the evaporation of liquidity at financial intermediaries as a result of failed auction rate security rollovers, as insurers lost their coveted AAA ratings; not to mention all-time record oil prices brought about by increased international consumption
- including India and China - as well as rampant price speculation. Whether or not a recession will develop from all this is still to be determined. One thing is for sure, however, things are not very pleasant right now.

      To date, we have weathered the storm. That's not to say we haven't suffered a few bumps and bruises along the way - but we are still "alive and kicking" and there is light on the horizon. The Federal Reserve (the "Fed") has acted swiftly and decisively in addressing these various threats to our prosperity. Last year, at this time, the target for the overnight federal funds rate stood at 5.25%. Today, we are at 2.00%. Billions of dollars of reserves have been made available to lenders and financial intermediaries in order to help maintain an orderly, efficient marketplace. Interest rates have drifted up modestly since a year ago, but we are within sight of where we were twelve months ago. The Fed's job of containing inflation has been anything but easy; with both the Consumer Price Index-CPI and the Producer Price Index-PPI both well outside the Fed's tolerance levels (annualized increases of 5.0% and 9.2%, respectively, as of July 2008). We believe we can expect continued vigilance on the part of the Fed.

      As we head into the second half of 2008, we think it is likely that the Fed will maintain the current target for short-term interest rates. The unemployment rate of 5.5% is the highest rate reported in many years. Other measures of economic progress - retail sales, housing starts, and industrial production are all well off their highs of the past 12 months - clear signs of a faltering economy. Historically, as we see slowing on the economic front, inflation should also show signs of easing. While this cycle is a bit different because of record high energy prices, it is still likely that we will see some growth in the economy this year.

      Tax-Free Fund For Utah experienced a modest decline in its Class A share value (Net Asset Value) of $0.18 - approximately 1.82% - for the 12-month period ending June 30, 2008. The Class A share value of the Fund was $9.73 on June 30, 2008 - down from $9.91 on June 30, 2007. The yield of a typical AA-rated general obligation bond with a 15 year maturity rose to 4.63% from 4.47% over the same period. The distribution yield on Tax-Free Fund For Utah Class A shares was 4.13% on June 30, 2008. Assuming a 28% federal tax rate, this equates to a taxable equivalent yield of 5.74%. Using the maximum federal tax rate of 35%, the taxable equivalent yield was 6.35%.

      Equity returns for the 12 months ended June 30, 2008 reversed their previous strong showing, providing disappointing performance from last year: the Dow Jones Industrial Average was down 13.21%; the S & P 500 Index was off 13.05%; and the NASDAQ Composite Index was down 11.13%. Tax-Free Fund For Utah had a positive rate of return of 2.45% for the 12 months ended June 30, 2008.

      Historically, as the economy has grown, commodity prices and interest rates rise. Even in this slow economic period, we are seeing longer-term interest rates drift up slightly. We continue to monitor any changes in the market and position Tax-Free Fund For Utah's portfolio accordingly. To address the concerns raised by an increase in the overall level of interest rates, we take great care in the selection of the individual bonds purchased for the Fund. We will continue to add high quality, intermediate maturity Utah and reciprocal state municipal bonds that best meet our demanding standards. We will also seek out "value-added" non-rated and private placement opportunities that meet our stringent credit requirements and offer above-market yields.

      The investment objective of Tax-Free Fund For Utah is to provide as high a level of double tax-exempt current income as is consistent with the preservation of capital. We believe this objective continues to be successfully addressed by our adherence to a discipline of solid fundamental, conservative portfolio management ideals. The Fund continues to maintain an average quality rating of "AA", with approximately 68% of the portfolio rated "AA" and "AAA". The Fund's laddered maturity structure helps us manage price volatility. The portfolio has an average life of approximately 14.4 years and a modified duration of 8.19 years. We seek to maintain a well-diversified portfolio, which currently consists of 351 different issues, all of which are 100% exempt from Federal and Utah state income taxes.

      With the national and local economies continuing to show improvement, we will remain vigilant and do whatever is necessary as we strive to continue to meet the Fund's investment objective. We intend to "stay the course" and manage the portfolio by taking advantage of opportunities in the Utah marketplace that are consistent with the high standards of the Fund.

PERFORMANCE REPORT

      The following graph illustrates the value of $10,000 invested in the Class A shares of Tax-Free Fund For Utah for the 10-year period ended June 30, 2008 as compared with the Lehman Brothers Quality Intermediate Municipal Bond Index and the Consumer Price Index (a cost of living index). The performance of each of the other classes is not shown in the graph but is included in the table below. It should be noted that the Lehman Index does not include any operating expenses nor sales charges and being nationally oriented, does not reflect state specific bond market performance.

[Graphic of a line chart with the following information:]

                              TFFU                  TFFU              Lehman Brothers
           Cost of     Fund Class A Shares   Fund Class A Shares   Quality Intermediate
        Living Index     no sales charge      with sales charge    Municipal Bond Index
6/98       10,000            10,000                 9,600                 10,000
6/99       10,196            10,080                 9,674                 10,303
6/00       10,577            10,134                 9,725                 10,718
6/01       10,920            11,076                10,629                 11,665
6/02       11,037            11,849                11,372                 12,477
6/03       11,270            13,044                12,518                 13,452
6/04       11,638            13,025                12,500                 13,499
6/05       11,933            14,104                13,536                 14,226
6/06       12,448            14,120                13,551                 14,274
6/07       12,782            14,754                14,160                 14,871
6/08       13,424            15,171                14,560                 15,675

                                                            AVERAGE ANNUAL TOTAL RETURN
                                                          FOR PERIODS ENDED JUNE 30, 2008
                                               ----------------------------------------------------
                                                                                            SINCE
                                                1 YEAR         5 YEARS       10 YEARS     INCEPTION
                                               ---------      ---------     ---------     ---------
Class A (commenced operations on 7/24/92)
   With Sales Charge ......................        (1.62)%         2.31%         3.83%         4.94%
   Without Sales Charge ...................         2.45           3.15          4.26          5.21
Class C (commenced operations on 5/21/96)
   With CDSC ..............................         0.52           2.33          3.34          3.99
   Without CDSC ...........................         1.53           2.33          3.34          3.99
Class Y (commenced operations on 5/21/96)
   No Sales Charge ........................         2.67           3.36          4.46          5.11
Lehman Index ..............................         5.40           3.11          4.60          5.22* (Class A)
                                                                                               4.84** (Class C&Y)

Total return figures shown for the Fund reflect any change in price and assume all distributions within the period were invested in additional shares. Returns for Class A shares are calculated with and without the effect of the initial 4% maximum sales charge. Returns for Class C shares are calculated with and without the effect of the 1% contingent deferred sales charge (CDSC), imposed on redemptions made within the first 12 months after purchase. Class Y shares are sold without any sales charge. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. A portion of each class's income may be subject to Federal and state income taxes and/or the Federal alternative minimum tax. Past performance is not predictive of future investment results.

*     From commencement of operations on 7/24/92.

**    From commencement of operations on 5/21/96.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Tax-Free Fund For Utah:

      We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Tax-Free Fund For Utah as of June 30, 2008 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the two year period ended June 30, 2005 have been audited by other auditors, whose report dated August 12, 2005 expressed an unqualified opinion on such financial highlights.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2008, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tax-Free Fund For Utah as of June 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                        TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
August 27, 2008

                             TAX-FREE FUND FOR UTAH
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 2008

                                                                               RATING
   PRINCIPAL                                                                  MOODY'S/
    AMOUNT        GENERAL OBLIGATION BONDS (19.6%)                               S&P           VALUE
---------------   ---------------------------------------------------------   ---------   ---------------
                  CITY, COUNTY AND STATE (9.0%)
                  Alamo, Texas Community College District
$       595,000   4.375%, 02/15/25 MBIA Insured ...........................   Aa2/AA      $       574,175
                  Anderson, Indiana San District
        505,000   4.600%, 07/15/23 AMBAC Insured ..........................   Aa3/AA              499,591
                  Brian Head, Utah
        405,000   6.500%, 03/15/24 (pre-refunded) .........................   NR/NR*              430,523
                  Cedar City, Utah Special Improvement District
                     Assessment
        235,000   5.050%, 09/01/10 ........................................   NR/NR*              236,274
        215,000   5.200%, 09/01/11 ........................................   NR/NR*              216,415
                  Cedar Park, Texas
        835,000   4.500%, 02/15/22 MBIA Insured ...........................    A1/AA              833,280
                  Coral Canyon, Utah Special Service District
        140,000   4.850%, 07/15/17 ........................................   NR/NR*              127,889
        580,000   5.700%, 07/15/18 ........................................   NR/NR*              566,155
                  Dawson County, Texas Hospital District
        555,000   4.375%, 02/15/24 AMBAC Insured ..........................   Aa3/AA              536,369
                  Denton County, Texas
        700,000   4.500%, 07/15/24 MBIA Insured ...........................   Aa1/AA+             693,679
        400,000   4.500%, 07/15/25 MBIA Insured ...........................   Aa1/AA+             391,604
      1,500,000   4.250%, 07/15/27 MBIA Insured ...........................   Aa1/AA+           1,379,835
                  Harris County, Texas Unlimited Tax
        300,000   4.500%, 10/01/23 ........................................   Aa1/AA+             299,982
                  Harris County, Texas Utility District #268
        905,000   4.375%, 09/01/27 Radian Insured .........................    A3/A               782,291
                  Hurricane, Utah
        125,000   5.400%, 11/01/09 Radian Insured .........................    A3/A               129,135
                  King County, Washington Unlimited Tax
      1,000,000   4.500%, 12/01/25 FSA Insured ............................   Aaa/AAA             995,180
                  Laredo, Texas
        300,000   4.250%, 08/15/21 AMBAC Insured ..........................   Aa3/AA              293,781
        500,000   4.500%, 02/15/24 AMBAC Insured ..........................   Aa3/AA              495,550

                                                                               RATING
   PRINCIPAL                                                                  MOODY'S/
    AMOUNT        GENERAL OBLIGATION BONDS (CONTINUED)                           S&P           VALUE
---------------   ---------------------------------------------------------   ---------   ---------------
                  CITY, COUNTY AND STATE (CONTINUED)
                  McKinney, Texas
$     1,700,000   4.500%, 08/15/23 XLCA Insured ...........................   Aa2/AA+      $    1,676,081
      1,375,000   5.000%, 08/15/24 AMBAC Insured ..........................   Aa2/AA+           1,416,167
        695,000   4.375%, 08/15/25 MBIA Insured ...........................   Aa2/AA+             670,195
                  Mesquite, Texas
        510,000   4.625%, 02/15/22 FSA Insured ............................   Aaa/AAA             515,916
                  San Antonio, Texas
        125,000   4.750%, 02/01/24 FSA Insured ............................   Aaa/AAA             126,121
                  San Patricio County, Texas
        450,000   4.600%, 04/01/25 AMBAC Insured ..........................   Aa3/NR              443,255
                  Texas State
        415,000   4.500%, 08/01/22 ........................................   Aa1/AA              412,846
                  Waco, Texas
      2,560,000   4.500%, 02/01/24 MBIA Insured ...........................   Aa3/AA            2,523,264
                  Washington County, Utah
      1,250,000   5.000%, 10/01/22 MBIA Insured ...........................    A1/NR            1,274,788
                  Washington State
      1,815,000   4.500%, 01/01/22 MBIA Insured ...........................   Aa1/AA+           1,811,352
        705,000   4.500%, 07/01/23 FSA Insured ............................   Aaa/AAA             702,716
                  Williamson County, Texas
        460,000   4.500%, 02/15/26 FSA Insured ............................   Aaa/AAA             447,428
                                                                                          ---------------
                  Total City, County and State ............................                    21,501,837
                                                                                          ---------------

                  SCHOOL DISTRICT (10.6%)
                  Borger, Texas Independent School District
        400,000   4.500%, 02/15/24 ........................................   NR/AAA              396,440
        500,000   4.500%, 02/15/25 ........................................   NR/AAA              489,660
                  Canutillo, Texas Independent School District
        500,000   4.500%, 08/15/25 ........................................   NR/AAA              489,460
                  Clint, Texas Independent School District
        265,000   4.250%, 02/15/28 ........................................   NR/AAA              241,370
                  Dallas, Texas Independent School District
      2,500,000   5.000%, 08/15/29 ........................................   Aaa/AAA           2,542,000

                                                                               RATING
   PRINCIPAL                                                                  MOODY'S/
    AMOUNT        GENERAL OBLIGATION BONDS (CONTINUED)                           S&P           VALUE
---------------   ---------------------------------------------------------   ---------   ---------------
                  SCHOOL DISTRICT (CONTINUED)
                  Dripping Springs, Texas Independent School District
$       725,000   4.375%, 08/15/22 ........................................   Aaa/AAA     $       721,571
                  Eagle Mountain & Saginaw, Texas Independent
                     School District
        300,000   4.750%, 08/15/21 ........................................   Aaa/AAA             307,080
        525,000   4.750%, 08/15/23 ........................................   Aaa/AAA             533,531
                  Freemont County, Wyoming School District #14
        355,000   4.500%, 06/15/26 ........................................   NR/BBB              346,026
                  Frisco, Texas Independent School District
      1,260,000   5.000%, 07/15/26 ........................................   Aaa/NR            1,284,280
                  Galena Park, Texas Independent School District
        295,000   4.625%, 08/15/25 ........................................   Aaa/NR              293,088
                  Harrisburg, South Dakota Independent School
                     District No. 41-2
      1,370,000   4.500%, 01/15/24 FSA Insured ............................   Aaa/NR            1,370,384
                  Jacksboro, Texas Independent School District
        815,000   4.700%, 02/15/23 ........................................   NR/AAA              827,054
                  La Feria, Texas Independent School District
        210,000   4.400%, 02/15/24 ........................................   Aaa/NR              204,662
                  Lancaster, Texas School District
        300,000   4.375%, 02/15/22 ........................................   Aaa/AAA             297,102
                  Lindale, Texas Independent School District
        440,000   4.250%, 02/15/21 ........................................   NR/AAA              433,224
      1,000,000   4.250%, 02/15/22 ........................................   NR/AAA              977,700
        445,000   4.375%, 02/15/23 ........................................   NR/AAA              437,666
                  Lovejoy, Texas Independent School District
        200,000   4.500%, 02/15/24 ........................................   Aaa/AAA             198,220
                  Muleshoe, Texas Independent School District
        380,000   4.500%, 02/15/22 ........................................   NR/AAA              371,655
        250,000   4.500%,0 2/15/23 ........................................   NR/AAA              242,685
        200,000   4.500%, 02/15/24 ........................................   NR/AAA              193,024
        220,000   4.500%, 02/15/25 ........................................   NR/AAA              211,759
                  Navasota, Texas Independent School District
        475,000   5.000%, 08/15/23 FGIC Insured ...........................    A3/NR              479,208

                                                                               RATING
   PRINCIPAL                                                                  MOODY'S/
    AMOUNT        GENERAL OBLIGATION BONDS (CONTINUED)                           S&P           VALUE
---------------   ---------------------------------------------------------   ---------   ---------------
                  SCHOOL DISTRICT (CONTINUED)
                  North Summit County, Utah School District
$       760,000   5.000%, 02/01/23 ........................................   Aaa/NR      $       788,166
        800,000   5.000%, 02/01/24 ........................................   Aaa/NR              826,616
                  Prosper, Texas Independent School District
        395,000   4.125%, 08/15/21 ........................................   NR/AAA              383,861
                  Southern, Texas Independent School District
        910,000   4.500%, 02/01/26 ........................................   Aaa/AAA             885,175
                  Spring, Texas Independent School District
        300,000   4.750%, 08/15/23 ........................................   Aaa/AAA             304,338
      1,400,000   4.500%, 08/15/27 ........................................   Aaa/AAA           1,342,698
                  Tooele County, Utah School District
        670,000   4.000%, 06/01/20 ........................................   Aaa/AAA             643,535
                  Van, Texas Independent School District
        750,000   4.875%, 02/15/26 ........................................   Aaa/AAA             765,570
                  Washington County, Utah
        440,000   5.000%, 10/01/18 XLCA Insured ...........................    A1/NR              453,763
        465,000   5.000%, 10/01/19 XLCA Insured ...........................    A1/NR              477,760
        490,000   5.000%, 10/01/20 XLCA Insured ...........................    A1/NR              502,373
        510,000   5.000%, 10/01/21 XLCA Insured ...........................    A1/NR              521,205
        535,000   5.000%, 10/01/22 XLCA Insured ...........................    A1/NR              544,138
        565,000   5.000%, 10/01/23 XLCA Insured ...........................    A1/NR              572,515
        320,000   5.000%, 10/01/24 XLCA Insured ...........................    A1/NR              323,738
                  Washoe County, Nevada School District
        200,000   4.625%, 06/01/23 FGIC Insured ...........................   Aa3/AA              199,458
                  Waxahachie, Texas Independent School District
        605,000   4.400%, 08/15/26 ........................................   Aaa/NR              580,861
        630,000   4.400%, 08/15/27 ........................................   Aaa/NR              596,408
                  Yakima County, Washington School District #208
        750,000   4.500%, 12/01/23 FSA Insured ............................   Aaa/NR              731,243
                                                                                          ---------------
                  Total School District ...................................                    25,332,270
                                                                                          ---------------
                  Total General Obligation Bonds ..........................                    46,834,107
                                                                                          ---------------

                                                                               RATING
   PRINCIPAL                                                                  MOODY'S/
    AMOUNT        REVENUE BONDS (77.3%)                                          S&P           VALUE
---------------   ---------------------------------------------------------   ---------   ---------------
                  AIRPORT (1.7%)
                  Clark County, Nevada Passenger Facility Charge
$       255,000   4.750%, 07/01/22 MBIA Insured AMT .......................   Aa3/AA     $        253,197
                  Hillsborough County, Florida Aviation Authority
      2,185,000   5.250%, 10/01/23 MBIA Insured AMT .......................   Aa3/AA            2,139,945
                  Miami-Dade County, Florida Aviation Revenue
      1,675,000   5.000%, 10/01/28 Series C MBIA Insured AMT ..............    A2/AA            1,550,430
                                                                                          ---------------
                  Total Airport                                                                 3,943,572
                                                                                          ---------------

                  COUNTY (0.4%)
                  Davis County, Utah Lease Revenue DMV Project
         78,000   5.400%, 11/01/17 ........................................   NR/NR*               77,992
         83,000   5.450%, 11/01/18 ........................................   NR/NR*               82,540
         87,000   5.500%, 11/01/19 ........................................   NR/NR*               85,769
         92,000   5.550%, 11/01/20 ........................................   NR/NR*               90,065
         97,000   5.600%, 11/01/21 ........................................   NR/NR*               94,244
        103,000   5.650%, 11/01/22 ........................................   NR/NR*               99,270
        108,000   5.700%, 11/01/23 ........................................   NR/NR*              103,831
        115,000   5.700%, 11/01/24 ........................................   NR/NR*              109,250
        121,000   5.750%, 11/01/25 ........................................   NR/NR*              114,274
        128,000   5.750%, 11/01/26 ........................................   NR/NR*              119,607
                                                                                          ---------------
                  Total County ............................................                       976,842
                                                                                          ---------------

                  EDUCATION (17.2%)
                  Broward County, Florida School Board COP
      1,680,000   4.500%, 07/01/23 Series A FGIC Insured ..................    A1/A+            1,594,774
                  Carmel, Indiana 2002 School Building Corp.
      1,235,000   4.300%, 01/15/23 FSA Insured ............................   NR/AAA            1,196,023
      1,525,000   4.300%, 07/15/23 FSA Insured ............................   NR/AAA            1,475,727
                  Central Washington State University System Revenue
      1,265,000   4.375%, 05/01/26 FSA Insured ............................   Aaa/NR            1,217,145
                  Florida State Board of Education Public Education
        210,000   4.500%, 06/01/25 FSA Insured ............................   Aaa/AAA             203,935
                  Hillsborough County, Florida School Board COP
        560,000   4.250%, 07/01/26 MBIA Insured ...........................   Aa3/AA              502,090

                                                                               RATING
   PRINCIPAL                                                                  MOODY'S/
    AMOUNT        REVENUE BONDS (CONTINUED)                                      S&P           VALUE
---------------   ---------------------------------------------------------   ---------   ---------------
                  EDUCATION (CONTINUED)
                  Laredo, Texas Independent School District Public
                     Facility Corp.
$       190,000   5.000%, 08/01/24 AMBAC Insured ..........................   Aa3/AA      $       193,460
                  La Vernia, Texas Higher Education Finance Corp.
                     Revenue
      3,617,000   4.400%, 03/12/38 ........................................   NR/NR*            3,616,240
                  Nevada System Higher Education COP
      1,000,000   5.000%, 07/01/25 AMBAC Insured ..........................   Aa3/AA-           1,023,840
                  Salt Lake County, Utah Westminster College Project
        435,000   4.750%, 10/01/21 ........................................   NR/BBB              398,756
      1,200,000   5.000%, 10/01/22 ........................................   NR/BBB            1,128,492
      1,250,000   5.000%, 10/01/25 ........................................   NR/BBB            1,144,412
      2,025,000   5.125%, 10/01/28 ........................................   NR/BBB            1,838,234
                  Texas State College Student Loan Revenue
        100,000   5.000%, 08/01/22 AMT ....................................   Aa1/AA              100,741
                  Texas State University System Financing Revenue
        655,000   4.375%, 03/15/23 FSA Insured ............................   Aaa/AAA             633,221
                  Tyler, Texas Independent School District
        325,000   5.000%, 02/15/26 FSA Insured ............................   Aaa/AAA             331,770
                  University of Nevada (University Revenues)
        190,000   4.500%, 07/01/24 MBIA Insured ...........................   Aa3/AA              188,077
                  University of Utah COP
      3,170,000   4.350%, 12/01/26 AMBAC Insured ..........................   Aa3/AA            3,037,970
                  University of Utah (University Revenues)
        770,000   5.000%, 04/01/18 MBIA Insured                               Aa3/AA              805,343
                  Utah County, Utah Charter School Revenue Lakeview
                     Academy
        315,000   5.350%, 07/15/17 Series A ...............................   NR/NR*              301,509
                  Utah County, Utah Charter School Revenue Lincoln
                     Academy
        450,000   5.450%, 06/15/17 Series A ...............................   NR/NR*              435,758
                  Utah County, Utah Charter School Revenue
                     Renaissance Academy
        340,000   5.350%, 07/15/17 Series A ...............................   NR/NR*              324,523

                                                                               RATING
   PRINCIPAL                                                                  MOODY'S/
    AMOUNT        REVENUE BONDS (CONTINUED)                                      S&P           VALUE
---------------   ---------------------------------------------------------   ---------   ---------------
                  EDUCATION (CONTINUED)
                  Utah County, Utah School Facility
$     1,360,000   6.500%, 12/21/25 ........................................   NR/NR*       $    1,282,888
                  Utah State Board of Regents Auxiliary & Campus Facility
      1,000,000   4.125%, 04/01/20 MBIA Insured ...........................   Aa2/AA              946,390
                  Utah State Board of Regents Lease Revenue
        410,000   4.500%, 05/01/20 AMBAC Insured ..........................   Aa3/AA              412,399
        425,000   4.500%, 05/01/21 AMBAC Insured ..........................   Aa3/AA              425,531
        450,000   4.625%, 05/01/22 AMBAC Insured ..........................   Aa3/AA              452,174
        120,000   4.650%, 05/01/23 AMBAC Insured ..........................   Aa3/AA              120,384
                  Utah State Board of Regents Office Facility Revenue
      1,885,000   4.500%, 08/01/18 MBIA Insured ...........................   Aa3/AA            1,911,183
        450,000   5.050%, 02/01/20 MBIA Insured ...........................    A2/AA              460,319
        360,000   5.125%, 02/01/22 MBIA Insured ...........................    A2/AA              368,539
      1,045,000   5.000%, 04/01/23 MBIA Insured ...........................   Aa3/AA            1,070,759
        500,000   5.000%, 05/01/26 MBIA Insured (pre-refunded) ............   Aa/AAA              541,325
                  Utah State Charter School Finance Authority
                     Channing Hall Academy
        500,000   5.750%, 07/15/22 Series A ...............................   NR/NR*              469,300
                  Utah State Charter School Finance Authority
                     Fast Forward Academy
      3,127,000   6.500%, 11/15/37 144A ...................................   NR/NR*            2,896,446
                  Utah State Charter School Finance Authority
                     Noah Webster Academy
      2,155,000   6.250%, 06/15/28 ........................................   NR/NR*            2,042,229
                  Utah State Charter School Finance Authority
                     Ronald Wilson Reagan Academy
      1,250,000   5.750%, 02/15/22 Series A ...............................   NR/NR*            1,177,863
                  Utah State Charter School Finance Authority
                     Summit Academy
      1,500,000   5.125%, 06/15/17 ........................................   NR/BBB-           1,482,915
                  Washington State University Revenue
        735,000   4.600%, 10/01/29 FSA Insured ............................   Aaa/AAA             707,923

                                                                               RATING
   PRINCIPAL                                                                  MOODY'S/
    AMOUNT        REVENUE BONDS (CONTINUED)                                      S&P           VALUE
---------------   ---------------------------------------------------------   ---------   ---------------
                  EDUCATION (CONTINUED)
                  Weber State University, Utah Student Facilities System
$       300,000   5.100%, 04/01/16 Series A (pre-refunded) ................   NR/AAA      $       318,942
        425,000   5.250%, 04/01/19 Series A (pre-refunded) ................   NR/AAA              453,790
      1,825,000   4.400%, 04/01/27 FSA Insured ............................   NR/AAA            1,772,659
                                                                                          ---------------
                  Total Education .........................................                    41,005,998
                                                                                          ---------------

                  HEALTHCARE (0.7%)
                  Harris County, Texas Health Facility Development Corp.
        145,000   5.000%, 11/15/28 AMBAC Insured ..........................   Aa3/AAA             145,505
                  Reno, Nevada Hospital Revenue, Washoe
                     Medical Center
        725,000   5.000%, 06/01/23 FSA Insured ............................   Aaa/AAA             734,019
        680,000   5.000%, 06/01/23 FSA Insured ............................   Aaa/AAA             691,132
                                                                                          ---------------
                  Total Healthcare ........................................                     1,570,656
                                                                                          ---------------

                  Hospital (0.6%)
                  Murray City, Utah Hospital Revenue
      1,000,000   5.000%, 05/15/22 MBIA Insured ...........................   Aa1/AA            1,004,540
                  Weber State University, Utah Human Services COP
        430,000   5.050%, 01/15/17 AMBAC Insured (pre-refunded) ...........   Aaa/AAA             430,473
                                                                                          ---------------
                  Total Hospital ..........................................                     1,435,013
                                                                                          ---------------

                  Housing (15.5%)
                  Alaska Housing Finance Corp. Housing Revenue
      1,000,000   4.700%, 06/01/27 AMT ....................................   Aa2/AA              914,390
      1,000,000   5.250%, 12/01/28 AMT ....................................   Aa2/AA              954,180
                  Alaska State Local Housing Authority Revenue
        500,000   5.125%, 06/01/27 Series A2 AMT ..........................   Aaa/AAA             480,945
                  Florida Housing Finance Corp. Revenue
        430,000   4.750%, 01/01/16 AMT ....................................   Aa2/AA              428,658
        780,000   5.000%, 07/01/21 AMT ....................................   Aa2/AA              746,694
      1,605,000   4.550%, 07/01/22 AMT ....................................   Aa2/AA            1,447,501

                                                                               RATING
   PRINCIPAL                                                                  MOODY'S/
    AMOUNT        REVENUE BONDS (CONTINUED)                                      S&P           VALUE
---------------   ---------------------------------------------------------   ---------   ---------------
                  HOUSING (CONTINUED)
                  Henderson, Nevada Local Improvement District
$       150,000   5.000%, 09/01/15 ........................................   NR/NR*      $       126,463
        200,000   5.000%, 09/01/16 ........................................   NR/NR*              164,940
        200,000   5.050%, 09/01/17 ........................................   NR/NR*              162,176
        200,000   5.100%, 09/01/18 ........................................   NR/NR*              159,792
                  Indiana Housing & Community Development Authority
      1,415,000   4.900%, 07/01/26 AMT ....................................   Aaa/NR            1,316,389
                  Indiana State Housing Finance Authority Single Family
        245,000   4.850%, 07/01/22 AMT ....................................   Aaa/NR              229,543
                  Indianapolis, Indiana Multi-Family
        500,000   4.850%, 01/01/21 AMT ....................................   Aaa/NR              474,560
                  Miami-Dade County, Florida Housing Finance Authority
        535,000   5.000%, 11/01/23 FSA Insured AMT ........................   NR/AAA              519,902
                  Nevada Housing Multi-Family, LOC: US Bank
      1,000,000   4.750%, 04/01/39 AMT ....................................   NR/AA+              927,650
                  North Dakota Housing Authority Home Mortgage
                     Revenue
      2,000,000   5.400%, 07/01/23 AMT ....................................   Aa1/NR            2,019,860
      1,000,000   5.650%, 07/01/28 AMT ....................................   Aa1/NR            1,006,370
                  Orange County, Florida Housing Finance Authority
        140,000   5.150%, 03/01/22 ........................................   Aaa/NR              139,651
                  Seattle, Washington Housing Authority
        730,000   4.400%, 11/01/21 AMT ....................................   NR/AAA              661,563
                  Snohomish County, Washington Housing Authority
        150,000   4.750%, 09/01/10 AMT ....................................   NR/NR*              149,657
        185,000   4.875%, 09/01/12 AMT ....................................   NR/NR*              182,900
        225,000   5.000%, 09/01/13 AMT ....................................   NR/NR*              221,672
        185,000   5.000%, 09/01/14 AMT ....................................   NR/NR*              181,058
        145,000   5.100%, 09/01/15 AMT ....................................   NR/NR*              141,594
                  South Dakota Housing Development Authority
      1,250,000   4.900%, 05/01/26 AMT ....................................   Aa1/AAA           1,161,600
                  Texas State Housing Revenue
      2,020,000   4.800%, 09/01/20 AMT ....................................   Aaa/AAA           1,899,224
        495,000   4.800%, 09/01/27 AMT ....................................   Aa1/AAA             450,336
      1,000,000   5.250%, 09/01/32 AMT ....................................   Aa1/AAA             955,150

                                                                               RATING
   PRINCIPAL                                                                  MOODY'S/
    AMOUNT        REVENUE BONDS (CONTINUED)                                      S&P           VALUE
---------------   ---------------------------------------------------------   ---------   ---------------
                  HOUSING (CONTINUED)
                  Utah Housing Corporation Single Family Mortgage
$       330,000   4.600%, 07/01/15 AMT ....................................   Aaa/AAA     $       329,023
        235,000   4.650%, 07/01/16 AMT ....................................   Aaa/AAA             233,914
         25,000   5.250%, 07/01/23 AMT ....................................   Aa2/AA               24,757
        230,000   4.875%, 07/01/23 AMT ....................................   Aa3/AA-             215,131
      1,460,000   5.125%, 07/01/24 AMT ....................................   Aa3/AA-           1,445,079
      1,130,000   5.000%, 07/01/25 AMT ....................................   Aa3/AA-           1,084,992
        695,000   5.100%, 01/01/26 AMT ....................................   Aa3/AA-             670,369
        625,000   5.200%, 01/01/28 AMT ....................................   Aa3/AA-             607,919
      1,000,000   5.800%, 07/01/28 AMT ....................................   Aa3/AA-           1,006,660
      1,000,000   5.700%, 07/01/28 AMT ....................................   Aa3/AA-           1,004,670
      1,000,000   5.500%, 07/01/28 AMT ....................................   Aa3/AA-             982,160
        915,000   5.000%, 07/01/31 AMT ....................................   Aa2/AA              828,386
        640,000   5.000%, 01/01/32 AMT ....................................   Aa2/AA              584,038
                  Utah State Housing Agency Housing Revenue
        125,000   5.650%, 07/01/27 AMT ....................................   Aa2/AA              125,105
                  Utah State Housing Finance Agency
        170,000   5.700%, 07/01/15 AMT ....................................   Aa3/AA-             170,049
         90,000   5.650%, 07/01/16 Series 1994C ...........................   Aaa/AAA              90,147
         40,000   5.400%, 07/01/16 AMT ....................................   Aa2/AA               40,095
         30,000   6.000%, 07/01/17 AMT ....................................   Aaa/AAA              30,043
        640,000   5.500%, 07/01/18 AMT ....................................   Aa3/AA-             660,845
         45,000   5.300%, 07/01/18 AMT ....................................   Aaa/AAA              45,560
         75,000   5.000%, 07/01/18 AMT ....................................   Aaa/AAA              74,772
         95,000   5.400%, 07/01/20 AMT ....................................   Aa2/AA               93,739
        140,000   5.600%, 07/01/23 AMT ....................................   Aa2/AA              140,091
         45,000   5.700%, 07/01/26 MBIA Insured                                A2/AA               45,095
                  Washington State Housing Finance Commission
      2,290,000   4.800%, 12/01/21 AMT ....................................   Aaa/NR            2,145,524
                  Washington State Housing Finance Commission
                     Single Family Mortgage
      2,345,000   5.000%, 06/01/22 ........................................   Aaa/NR*           2,307,972

                                                                               RATING
   PRINCIPAL                                                                  MOODY'S/
    AMOUNT        REVENUE BONDS (CONTINUED)                                      S&P           VALUE
---------------   ---------------------------------------------------------   ---------   ---------------
                  HOUSING (CONTINUED)
                  Wyoming Community Development Authority
                     Housing Revenue
$       150,000   4.600%, 12/01/12 AMT ....................................   Aa1/AA+     $       151,116
        225,000   4.350%, 12/01/16 AMT ....................................   Aa1/AA+             217,098
        580,000   4.700%, 06/01/17 AMT ....................................   Aa1/AA+             573,742
        520,000   4.700%, 12/01/17 AMT ....................................   Aa1/AA+             514,140
      2,000,000   5.000%, 12/01/22 Series 10 AMT ..........................   Aa1/AA+           1,921,080
        120,000   5.000%, 12/01/22 ........................................   Aa1/AA+             118,178
        415,000   5.150%, 06/01/23 AMT ....................................   Aa1/AA+             406,111
                                                                                          ---------------
                  Total Housing ...........................................                    37,112,018
                                                                                          ---------------

                  INDUSTRIAL DEVELOPMENT & POLLUTION CONTROL (0.5%)
                  Sandy City, Utah Industrial Development, H Shirley
                     Wright Project, Refunding Bonds, LOC Olympus Bank
        250,000   6.125%, 08/01/16 ........................................   NR/AAA              250,707
                  Utah County Environmental Improvement Revenue
        935,000   5.050%, 11/01/17 ........................................   Baa1/BBB+           954,027
                                                                                          ---------------
                  Total Industrial Development & Pollution Control ........                     1,204,734
                                                                                          ---------------

                  LEASE (8.8%)
                  Celebration Community Development District, Florida
        290,000   5.000%, 05/01/22 MBIA Insured ...........................    A2/AA              296,716
                  Clark County, Nevada Improvement District Revenue
        725,000   5.125%, 12/01/19 ........................................   NR/NR*              658,010
                  Clark County, Nevada Improvement District Special
                     Local Improvement #128 (Summerlin)
        500,000   5.000%, 02/01/21 Series A ...............................   NR/NR*              427,345
                  Marion County, Indiana Convention & Recreational
                     Facilities Authority
        390,000   5.000%, 06/01/27 MBIA Insured ...........................    A2/AA              391,673
                  Murray City, Utah Municipal Building Authority
        520,000   5.050%, 12/01/15 AMBAC Insured (pre-refunded) ...........   Aaa/NR              552,744
                  New Albany, Indiana Development Authority
        500,000   4.250%, 02/01/22 ........................................    NR/A-              462,080

                                                                               RATING
   PRINCIPAL                                                                  MOODY'S/
    AMOUNT        REVENUE BONDS (CONTINUED)                                      S&P           VALUE
---------------   ---------------------------------------------------------   ---------   ---------------
                  LEASE (CONTINUED)
                  Poinciana West, Florida Community Development
                     District Special Assessment Revenue
$     1,000,000   5.875%, 05/01/22 ........................................   NR/NR*      $       903,700
                  Port Saint Lucie, Florida Special Assessment Revenue
                     Southwest Annexation District 1-B
        500,000   5.000%, 07/01/27 MBIA Insured ...........................    A2/AA              507,235
                  Red River, Texas Higher Education TCU Project
      1,000,000   4.375%, 03/15/25 ........................................   Aa3/NR              929,890
                  Salt Lake County, Utah Municipal Building Authority
      3,900,000   5.200%, 10/15/20 AMBAC Insured (pre-refunded) ...........   Aaa/AA            4,161,144
                  South Dakota State Building Authority Revenue
        500,000   4.500%, 06/01/24 FGIC Insured ...........................   Baa3/AA-            483,965
                  Spanish Fork, Utah Charter School
      2,000,000   5.550%, 11/15/21 ........................................   NR/NR*            1,867,360
                  Tolomato Community, Florida Development District
                     Special Assessment Revenue
      1,000,000   6.450%, 05/01/23 ........................................   NR/NR*              975,690
                  Utah County, Utah Municipal Building Authority
        120,000   5.500%, 11/01/16 AMBAC Insured (pre-refunded) ...........   Aaa/NR              129,271
        240,000   5.500%, 11/01/17 AMBAC Insured (pre-refunded) ...........   Aaa/NR              258,542
                  Utah State Building Ownership Authority
        465,000   5.000%, 05/15/21 ........................................   Aa1/AA+             484,930
      1,755,000   5.250%, 05/15/23 ........................................   Aa1/AA+           1,830,377
        510,000   5.000%, 05/15/23                                            Aa1/AA+             528,074
      1,845,000   5.250%, 05/15/24 ........................................   Aa1/AA+           1,919,409
      1,080,000   5.000%, 05/15/25 ........................................   Aa1/AA+           1,106,957
                  West Bountiful, Utah Courthouse Revenue
        410,000   5.000%, 05/01/19 ........................................    NR/A               434,247
                  West Valley City, Utah Municipal Building Authority
                     Lease Revenue Refunding
      1,890,000   4.375%, 08/01/26 Series A FGIC Insured ..................   Baa3/A+           1,795,783
                                                                                          ---------------
                  Total Lease .............................................                    21,105,142
                                                                                          ---------------

                                                                               RATING
   PRINCIPAL                                                                  MOODY'S/
    AMOUNT        REVENUE BONDS (CONTINUED)                                      S&P           VALUE
---------------   ---------------------------------------------------------   ---------   ---------------
                  TAX REVENUE (14.2%)
                  Aqua Isles, Florida Community Development
                     District Revenue
$       955,000   7.000%, 05/01/38 ........................................   NR/NR*      $       931,555
                  Bay County, Florida Sales Tax Revenue
        175,000   4.750%, 09/01/23 FSA Insured ............................   Aaa/NR              175,518
                  Bluffdale, Utah Sales Tax Revenue
      1,900,000   5.500%, 08/01/23 (pre-refunded) .........................   NR/NR*            1,905,586
                  Bountiful, Utah Special Improvement District
                     Special Assessment Revenue
        203,000   5.000%, 06/01/14 ........................................   NR/NR*              195,057
        213,000   5.150%, 06/01/15 ........................................   NR/NR*              204,378
        224,000   5.300%, 06/01/16 ........................................   NR/NR*              213,548
        236,000   5.500%, 06/01/17 ........................................   NR/NR*              225,116
        249,000   5.650%, 06/01/18 ........................................   NR/NR*              238,779
                  Clark County, Nevada Improvement District
        250,000   5.000%, 08/01/16 ........................................   NR/NR*              228,027
                  Coral Canyon, Utah Special Service District
        110,000   5.000%, 07/15/13 ........................................   NR/NR*              107,126
        250,000   5.500%, 07/15/18 ........................................   NR/NR*              240,307
                  Henderson, Nevada Local Improvement District
        100,000   4.500%, 09/01/12 ........................................   NR/NR*               94,015
        300,000   5.000%, 09/01/14 ........................................   NR/NR*              245,295
        300,000   5.000%, 09/01/15 ........................................   NR/NR*              273,087
        255,000   5.000%, 03/01/16 ........................................   NR/NR*              231,749
                  Holladay, Utah Redevelopment Agency
      3,000,000   4.900%, 12/30/20 ........................................   NR/NR*            2,743,170
                  Jordanelle, Utah Special Service District
        186,000   5.000%, 11/15/14 ........................................   NR/NR*              182,122
        196,000   5.100%, 11/15/15 ........................................   NR/NR*              191,870
        206,000   5.200%, 11/15/16 ........................................   NR/NR*              200,273
        216,000   5.300%, 11/15/17 ........................................   NR/NR*              209,021
        228,000   5.400%, 11/15/18 ........................................   NR/NR*              221,297
        240,000   5.500%, 11/15/19 ........................................   NR/NR*              230,767

                                                                               RATING
   PRINCIPAL                                                                  MOODY'S/
    AMOUNT        REVENUE BONDS (CONTINUED)                                      S&P           VALUE
---------------   ---------------------------------------------------------   ---------   ---------------
                  TAX REVENUE (CONTINUED)
                  Jordanelle, Utah Special Service District (continued)
$       253,000   5.600%, 11/15/20 ........................................   NR/NR*      $       241,051
        268,000   5.700%, 11/15/21 ........................................   NR/NR*              252,670
        283,000   5.800%, 11/15/22 ........................................   NR/NR*              265,661
        299,000   6.000%, 11/15/23 ........................................   NR/NR*              281,810
                  Jordanelle, Utah Special Service Improvement District
        230,000   8.000%, 10/01/11 ........................................   NR/NR*              241,353
                  La Verkin, Utah Sales and Franchise Tax Revenue
        571,000   5.100%, 07/15/27 ........................................   NR/NR*              514,334
                  Lehi, Utah Sales Tax
        790,000   5.000%, 06/01/24 FSA Insured ............................   Aaa/AAA             814,403
                  Mesquite, Nevada New Special Improvement District
        240,000   5.300%, 08/01/11 ........................................   NR/NR*              236,386
        180,000   4.600%, 08/01/11 ........................................   NR/NR*              176,108
        190,000   4.750%, 08/01/12 ........................................   NR/NR*              183,840
        220,000   4.900%, 08/01/13 ........................................   NR/NR*              211,202
        135,000   5.250%, 08/01/17 ........................................   NR/NR*              125,483
        305,000   5.350%, 08/01/19 ........................................   NR/NR*              279,392
        130,000   5.400%, 08/01/20 ........................................   NR/NR*              117,950
        480,000   5.500%, 08/01/25 ........................................   NR/NR*              423,230
                  Mountain Regional Water District, Utah Special
                     Assessment
      1,735,000   7.000%, 12/01/18 ........................................   NR/NR*            1,666,346
                  Mountain Regional Water, Utah Special Service District
      2,000,000   5.000%, 12/15/20 MBIA Insured ...........................    A2/AA            2,062,420
                  North Ogden, Utah Sales Tax Revenue
        195,000   5.000%, 11/01/24 XLCA Insured ...........................    A3/A+              204,795
                  Payson City, Utah Sales Tax Revenue
        445,000   5.000%, 08/01/21 FSA Insured ............................   Aaa/AAA             463,588
                  Pembroke Harbor, Florida Community
                     Development District Revenue
      1,820,000   7.000%, 05/01/38 ........................................   NR/NR*            1,775,319

                                                                               RATING
   PRINCIPAL                                                                  MOODY'S/
    AMOUNT        REVENUE BONDS (CONTINUED)                                      S&P           VALUE
---------------   ---------------------------------------------------------   ---------   ---------------
                  TAX REVENUE (CONTINUED)
                  Salt Lake City, Utah Sales Tax
$       265,000   5.250%, 02/01/13 ........................................   NR/AAA      $       281,470
        955,000   5.000%, 02/01/21 ........................................   NR/AAA              992,914
      1,005,000   5.000%, 02/01/22 ........................................   NR/AAA            1,041,401
      1,060,000   5.000%, 02/01/23 ........................................   NR/AAA            1,095,340
      1,115,000   5.000%, 02/01/24 ........................................   NR/AAA            1,148,963
                  Sandy City, Utah Sales Tax
        520,000   5.000%, 09/15/18 AMBAC Insured ..........................   Aa3/AA+             536,240
        605,000   5.000%, 09/15/20 AMBAC Insured ..........................   Aa3/AA+             621,075
                  South Weber City, Utah
        525,000   5.000%, 01/15/24 MBIA Insured ...........................   Aaa/AA              548,436
                  Springville, Utah Special Assessment Revenue
        400,000   5.500%, 01/15/17 ........................................   NR/NR*              380,380
        457,000   5.650%, 01/15/18 ........................................   NR/NR*              434,685
        483,000   5.800%, 01/15/19 ........................................   NR/NR*              454,334
        510,000   5.900%, 01/15/20 ........................................   NR/NR*              475,626
        540,000   6.000%, 01/15/21 ........................................   NR/NR*              498,371
                  Wasatch County, Utah Building Authority
        130,000   5.000%, 10/01/15 ........................................    A3/NR              135,090
        135,000   5.000%, 10/01/16 ........................................    A3/NR              139,514
                  Wasatch County, Utah Sales Tax
        205,000   5.000%, 12/01/16 AMBAC Insured ..........................   Aa3/AA              214,135
        210,000   5.000%, 12/01/17 AMBAC Insured ..........................   Aa3/AA              218,064
        225,000   5.000%, 12/01/18 AMBAC Insured ..........................   Aa3/AA              232,353
                  Washington City, Utah Sales Tax
        680,000   5.250%, 11/15/17 AMBAC Insured ..........................   Aa3/AA              720,990
                  Weber County, Utah Sales Tax
        385,000   5.000%, 07/01/23 AMBAC Insured ..........................   Aa3/NR              392,662
                  West Valley City, Utah Redevelopment Agency
      1,625,000   5.000%, 03/01/21 ........................................    NR/A-            1,666,519
        320,000   5.000%, 03/01/22 ........................................    NR/A-              326,150
        350,000   5.000%, 03/01/23 ........................................    NR/A-              355,723
      1,000,000   5.000%, 03/01/24 ........................................    NR/A-            1,010,650
                                                                                          ---------------
                  Total Tax Revenue .......................................                    33,946,089
                                                                                          ---------------

                                                                               RATING
   PRINCIPAL                                                                  MOODY'S/
    AMOUNT        REVENUE BONDS (CONTINUED)                                      S&P           VALUE
---------------   ---------------------------------------------------------   ---------   ---------------
                  TRANSPORTATION (3.6%)
                  Alaska State International Airport Revenue
$       110,000   5.000%, 10/01/24 AMBAC Insured AMT ......................   Aa3/AA      $       103,794
                  Florida State Turnpike Authority Turnpike Revenue
        500,000   4.500%, 07/01/22 MBIA Insured ...........................   Aa2/AA              499,485
                  Miami-Dade County, Florida Aviation Revenue
        600,000   5.000%, 10/01/24 FGIC Insured AMT .......................    A2/A-              563,700
                  Port of Seattle, Washington Revenue
      1,045,000   5.100%, 04/01/24 AMT FGIC Insured .......................   Aa2/AA-           1,008,728
                  Utah Transit Authority Sales Tax & Transportation
                     Revenue
      3,300,000   4.125%, 06/15/21 FSA Insured ............................   Aaa/AAA           3,217,434
      3,450,000   4.125%, 06/15/22 FSA Insured ............................   Aaa/AAA           3,303,168
                                                                                          ---------------
                  Total Transportation ....................................                     8,696,309
                                                                                          ---------------

                  UTILITY (8.9%)
                  Alaska Industrial Development & Export Authority
        400,000   4.625%, 12/01/16 AMBAC Insured AMT ......................   Aa3/AA              384,440
                  Cowlitz County, Washington Public Utility District
                     Electric Revenue
      1,000,000   4.500%, 09/01/26 MBIA Insured ...........................    A2/AA              953,350
                  Eagle Mountain, Utah Gas & Electric
      1,385,000   4.250%, 06/01/20 Radian Insured .........................    A3/A             1,283,466
      1,440,000   5.000%, 06/01/21 Radian Insured .........................    A3/A             1,440,763
      1,515,000   5.000%, 06/01/22 Radian Insured .........................    A3/A             1,508,925
                  Garland, Texas Water & Sewer
        440,000   4.500%, 03/01/21 AMBAC Insured ..........................   Aa3/AA              438,715
                  Indianapolis, Indiana Gas Utility
        290,000   5.000%, 08/15/24 AMBAC Insured ..........................   Aa3/AA              290,122
                  Intermountain Power Agency Utilities Light & Power
                     Service, Utah
      1,380,000   5.000%, 07/01/19 MBIA Insured ...........................    A2/AA            1,407,407
        250,000   5.250%, 07/01/23 ........................................    A1/A               256,393
                  JEA, Florida Electric System Revenue
        500,000   5.000%, 10/01/26 ........................................   Aa3/A+              504,780

                                                                               RATING
   PRINCIPAL                                                                  MOODY'S/
    AMOUNT        REVENUE BONDS (CONTINUED)                                      S&P           VALUE
---------------   ---------------------------------------------------------   ---------   ---------------
                  UTILITY (CONTINUED)
                  Manti City, Utah Electric System Revenue
$       603,000   5.750%, 02/01/17 ........................................   NR/NR*      $       609,096
                  Murray City, Utah Utility Electric Revenue
      1,340,000   5.000%, 06/01/25 AMBAC Insured ..........................   Aa3/NR            1,396,267
                  Orem, Utah Water & Storm Sewer Revenue
      1,000,000   5.000%, 07/15/26 ........................................    NR/AA            1,033,470
                  Rockport, Indiana Pollution Control Revenue
                     Indiana Michigan Power Company Project
      1,500,000   4.625%, 06/01/25 Series A FGIC Insured ..................   A3/BBB            1,272,900
                  St. George, Utah Electric Revenue
      1,910,000   4.500%, 06/01/20 FSA Insured ............................   Aaa/NR            1,931,430
                  Salem, Utah Electric Revenue
        130,000   5.350%, 11/01/08 ........................................   NR/NR*              131,066
        140,000   5.400%, 11/01/09 ........................................   NR/NR*              142,920
                  Santa Clara Utah Storm Drain Revenue
        877,000   5.100%, 09/15/26 ........................................   NR/NR*              823,468
                  Southern Utah Valley Power System
        210,000   5.250%, 09/15/13 MBIA Insured                                A2/AA              223,299
        225,000   5.250%, 09/15/14 MBIA Insured ...........................    A2/AA              239,069
        235,000   5.250%, 09/15/15 MBIA Insured ...........................    A2/AA              248,943
        185,000   5.125%, 09/15/21 MBIA Insured ...........................    A2/AA              190,652
                  Springville, Utah Electric Revenue
        550,000   5.600%, 03/01/09 ........................................   Baa1/NR             559,631
                  Tacoma, Washington Solid Waste Utility Revenue
      1,000,000   5.000%, 12/01/23 XLCA Insured                               A3/AA-            1,007,470
                  Utah Assessed Municipal Power System
        790,000   5.250%, 12/01/09 ........................................    NR/A-              809,726
      1,000,000   5.000%, 04/01/21 FSA Insured ............................   Aaa/AAA           1,032,290
                  Washington, Utah Electric Revenue
        985,000   5.000%, 09/01/21 XLCA Insured ...........................    A3/NR            1,025,700
                                                                                          ---------------
                  Total Utility ...........................................                    21,145,758
                                                                                          ---------------

                                                                               RATING
   PRINCIPAL                                                                  MOODY'S/
    AMOUNT        REVENUE BONDS (CONTINUED)                                      S&P           VALUE
---------------   ---------------------------------------------------------   ---------   ---------------
                  WATER AND SEWER (5.2%)
                  Eagle Mountain, Utah Water and Sewer
$       750,000   5.800%, 11/15/16 ACA Insured (pre-refunded) .............    NR/A       $       805,485
        690,000   4.750%, 11/15/25 MBIA Insured ...........................    A2/AA              693,070
                  Jacksonville, Florida Water and Sewer System Revenue
        250,000   4.625%, 10/01/22 ........................................   Aa3/AA-             250,000
                  Mesquite, Texas Waterworks & Sewer
        225,000   4.500%, 03/01/24 FSA Insured ............................   Aaa/AAA             225,099
                  Murray City, Utah Sewer and Water
        440,000   5.000%, 10/01/19 AMBAC Insured ..........................   Aa3/NR              453,253
                  Pleasant Grove, Utah Water Revenue
        450,000   4.300%, 12/01/20 MBIA Insured ...........................    A2/AA              434,844
                  Smithfield, Utah Water Revenue
         90,000   4.750%, 06/01/17 ........................................   NR/NR*               85,900
         94,000   4.800%, 06/01/18 ........................................   NR/NR*               89,226
         99,000   4.850%, 06/01/19 ........................................   NR/NR*               92,916
        103,000   4.900%, 06/01/20 ........................................   NR/NR*               95,940
        108,000   5.000%, 06/01/21 ........................................   NR/NR*              100,302
        114,000   5.050%, 06/01/22 ........................................   NR/NR*              105,089
        120,000   5.100%, 06/01/23 ........................................   NR/NR*              110,560
        126,000   5.150%, 06/01/24 ........................................   NR/NR*              115,717
        132,000   5.200%, 06/01/25 ........................................   NR/NR*              120,607
        139,000   5.250%, 06/01/26 ........................................   NR/NR*              126,648
                  Upper Trinity Regional Water District, Texas
        205,000   4.500%, 08/01/20 AMBAC Insured ..........................   Aa3/AA              203,860
                  Utah Water Finance Agency Revenue
        200,000   5.250%, 07/01/16 AMBAC Insured ..........................   Aa3/NR              210,730
        310,000   5.000%, 10/01/17 AMBAC Insured ..........................   Aa3/NR              322,586
        510,000   5.000%, 07/01/18 AMBAC Insured ..........................   Aa3/NR              526,585
        685,000   5.000%, 07/01/19 AMBAC Insured ..........................   Aa3/NR              709,146
        105,000   5.000%, 10/01/20 AMBAC Insured ..........................   Aa3/NR              107,367
        830,000   4.500%, 10/01/22 AMBAC Insured ..........................   Aa3/NR              813,691
        100,000   5.125%, 07/01/23 AMBAC Insured ..........................   Aa3/NR              102,078
        870,000   4.500%, 10/01/23 AMBAC Insured ..........................   Aa3/NR              847,458
      2,570,000   5.000%, 10/01/25 AMBAC Insured ..........................   Aa3/NR            2,608,010
      1,300,000   4.500%, 10/01/28 AMBAC Insured ..........................   Aa3/NR            1,230,177

                                                                               RATING
   PRINCIPAL                                                                  MOODY'S/
    AMOUNT        REVENUE BONDS (CONTINUED)                                      S&P           VALUE
---------------   ---------------------------------------------------------   ---------   ---------------
                  WATER AND SERWER (CONTINUED)
                  Weber-Box Elder, Utah Conservation District Water
                     Revenue
$       200,000   6.450%, 11/01/14 (pre-refunded) .........................   Aaa/AAA     $       216,424
        200,000   6.500%, 11/01/19 (pre-refunded) .........................   Aaa/AAA             216,648
        335,000   6.900%, 11/01/20 (pre-refunded) .........................   Aaa/AAA             365,884
                                                                                          ---------------
                  Total Water and Sewer ...................................                    12,385,300
                                                                                          ---------------
                  Total Revenue Bonds .....................................                   184,527,431
                                                                                          ---------------
                  Total Investments (cost $237,024,401 - note 4) ..........     96.9%         231,361,538
                  Other assets less liabilities ...........................      3.1            7,405,861
                                                                              ---------   ---------------
                  Net Assets ..............................................    100.0%     $   238,767,399
                                                                              =========   ===============

                                                                             PERCENT OF
                  PORTFOLIO DISTRIBUTION BY QUALITY RATING (UNAUDITED)       PORTFOLIO+
                  ----------------------------------------------------       ----------
                  Aaa of Moody's or AAA of S&P                                  30.4%
                  Aa of Moody's or AA of S&P                                    37.5
                  A of Moody's or S&P                                            9.2
                  Baa of Moody's or BBB of S&P                                   4.4
                  Not rated*                                                    18.5
                                                                             ---------
                                                                               100.0%
                                                                             =========

+     Calculated using the highest rating of the two rating services.

* Any security not rated (NR) by either credit rating service must be determined by the Manager to have sufficient quality to be ranked in the top four ratings if a credit rating were to be assigned by a rating service.

                            PORTFOLIO ABBREVIATIONS:

                ACA -   American Capital Assurance Financial Guaranty Corp.
                AMBAC - American Municipal Bond Assurance Corp.
                AMT -   Alternative Minimum Tax
                COP -   Certificates of Participation
                FGIC -  Financial Guaranty Insurance Co.
                FSA -   Financial Security Assurance
                LOC -   Letter of Credit
                MBIA -  Municipal Bond Investors Assurance
                NR -    Not Rated
                XLCA -  XL Capital Assurance

                See accompanying notes to financial statements.

                             TAX-FREE FUND FOR UTAH
                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 2008

ASSETS
    Investments at value (cost $237,024,401) ............................................    $ 231,361,538
    Cash ................................................................................        3,118,017
    Interest receivable .................................................................        3,166,816
    Receivable for Fund shares sold .....................................................        1,717,253
    Other assets ........................................................................           23,930
                                                                                             -------------
    Total assets ........................................................................      239,387,554
                                                                                             -------------
LIABILITIES
    Dividends payable ...................................................................          249,163
    Payable for Fund shares redeemed ....................................................          123,760
    Management fees payable .............................................................           52,046
    Distribution and service fees payable ...............................................           51,689
    Accrued expenses ....................................................................          143,497
                                                                                             -------------
    Total liabilities ...................................................................          620,155
                                                                                             -------------
NET ASSETS ..............................................................................    $ 238,767,399
                                                                                             =============
    Net Assets consist of:
    Capital Stock - Authorized an unlimited number of shares, par value $0.01 per share .    $     245,345
    Additional paid-in capital ..........................................................      245,220,260
    Net unrealized depreciation on investments (note 4) .................................       (5,662,863)
    Accumulated net realized loss on investments ........................................       (1,065,535)
    Undistributed net investment income .................................................           30,192
                                                                                             -------------
                                                                                             $ 238,767,399
                                                                                             =============
CLASS A
    Net Assets ..........................................................................    $ 158,124,778
                                                                                             =============
    Capital shares outstanding ..........................................................       16,258,218
                                                                                             =============
    Net asset value and redemption price per share ......................................    $        9.73
                                                                                             =============
    Offering price per share (100/96 of $9.73 adjusted to nearest cent) .................    $       10.14
                                                                                             =============
CLASS C
    Net Assets ..........................................................................    $  31,905,653
                                                                                             =============
    Capital shares outstanding ..........................................................        3,281,562
                                                                                             =============
    Net asset value and offering price per share ........................................    $        9.72
                                                                                             =============
    Redemption price per share (*a charge of 1% is imposed on the redemption proceeds of the shares, or on the original price, whichever is lower, if redeemed
        during the first 12 months after purchase) ......................................    $        9.72*
                                                                                             =============
CLASS Y
    Net Assets ..........................................................................    $  48,736,968
                                                                                             =============
    Capital shares outstanding ..........................................................        4,994,673
                                                                                             =============
    Net asset value, offering and redemption price per share ............................    $        9.76
                                                                                             =============

                 See accompanying notes to financial statements.

                             TAX-FREE FUND FOR UTAH
                            STATEMENT OF OPERATIONS
                            YEAR ENDED JUNE 30, 2008

Investment Income:

    Interest income ......................................                     $ 10,685,279

Expenses:
    Management fee (note 3) ..............................    $  1,132,655
    Distribution and service fees (note 3) ...............         606,671
    Transfer and shareholder servicing agent fees ........         138,019
    Trustees' fees and expenses (note 8) .................         100,289
    Legal fees (note 3) ..................................          79,334
    Shareholders' reports and proxy statements ...........          43,764
    Fund accounting fees .................................          26,112
    Custodian fees (note 6) ..............................          21,897
    Registration fees and dues ...........................          18,214
    Auditing and tax fees ................................          17,052
    Insurance ............................................          10,275
    Chief compliance officer (note 3) ....................           4,426
    Miscellaneous ........................................          28,550
                                                              ------------
    Total expenses .......................................       2,227,258

    Management fee waived (note 3) .......................        (648,452)
    Expenses paid indirectly (note 6) ....................         (33,449)
                                                              ------------
    Net expenses .........................................                        1,545,357
                                                                               ------------
    Net investment income ................................                        9,139,922

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

    Net realized gain from securities transactions .......         638,898
    Change in unrealized depreciation on investments .....      (4,614,006)
                                                              ------------

    Net realized and unrealized gain (loss) on investments                       (3,975,108)
                                                                               ------------
    Net increase in net assets resulting from operations .                     $  5,164,814
                                                                               ============

                See accompanying notes to financial statements.

                             TAX-FREE FUND FOR UTAH
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                  YEAR ENDED        YEAR ENDED
                                                                JUNE 30, 2008     JUNE 30, 2007
                                                                -------------     -------------
OPERATIONS:
    Net investment income ..................................    $   9,139,922     $   8,511,537
    Net realized gain (loss) from securities transactions ..          638,898           686,688
    Change in unrealized depreciation on investments .......       (4,614,006)          310,980
                                                                -------------     -------------
        Change in net assets from operations ...............        5,164,814         9,509,205
                                                                -------------     -------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 10):
    Class A Shares:
    Net investment income ..................................       (6,459,904)       (5,969,997)

    Class C Shares:
    Net investment income ..................................       (1,040,811)       (1,072,516)

    Class Y Shares:
    Net investment income ..................................       (1,961,979)       (1,896,685)
                                                                -------------     -------------
        Change in net assets from distributions ............       (9,462,694)       (8,939,198)
                                                                -------------     -------------

CAPITAL SHARE TRANSACTIONS (NOTE 7):
    Proceeds from shares sold ..............................       55,700,331        55,169,672
    Reinvested dividends and distributions .................        5,703,447         5,565,179
    Cost of shares redeemed ................................      (45,261,625)      (50,191,077)
                                                                -------------     -------------
        Change in net assets from capital share transactions       16,142,153        10,543,774
                                                                -------------     -------------

        Change in net assets ...............................       11,844,273        11,113,781

NET ASSETS:
    Beginning of period ....................................      226,923,126       215,809,345
                                                                -------------     -------------
    End of period* .........................................    $ 238,767,399     $ 226,923,126
                                                                =============     =============

    * Includes undistributed net investment income: ........    $      30,192     $      34,778
                                                                =============     =============

                See accompanying notes to financial statements.

                             TAX-FREE FUND FOR UTAH
                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 2008

1. ORGANIZATION

      Tax-Free  Fund  For  Utah  (the  "Fund"),  a   non-diversified,   open-end
investment company, was organized on December 12, 1990 as a Massachusetts business trust and commenced operations on July 24, 1992. The Fund is authorized to issue an unlimited number of shares and, since its inception to May 21, 1996, offered only one class of shares. On that date, the Fund began offering two additional classes of shares, Class C and Class Y Shares. All shares outstanding prior to that date were designated as Class A Shares and are sold with a front-payment sales charge and bear an annual distribution fee. Class C Shares are sold with a level-payment sales charge with no payment at time of purchase but level service and distribution fees from date of purchase through a period of six years thereafter. A contingent deferred sales charge of 1% is assessed to any Class C shareholder who redeems shares of this Class within one year from the date of purchase. Class C Shares, together with a pro-rata portion of all Class C Shares acquired through reinvestment of dividends and other distributions paid in additional Class C Shares, automatically convert to Class A Shares after 6 years. The Class Y Shares are only offered to institutions acting for an investor in a fiduciary, advisory, agency, custodian or similar capacity and are not offered directly to retail investors. Class Y Shares are sold at net asset value without any sales charge, redemption fees, contingent deferred sales charge or distribution or service fees. On October 31, 1997, the Fund established Class I Shares which are offered and sold only through financial intermediaries and are not offered directly to retail investors. As of the report date, there were no Class I Shares outstanding. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a) PORTFOLIO VALUATION: Municipal securities which have remaining maturities of more than 60 days are valued each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services. In the case of securities for which market quotations are readily available, securities are valued by the pricing service at the mean of bid and asked quotations. If market quotations or a valuation from the pricing service is not readily available, the security is valued at fair value determined in good faith under procedures established by and under the general supervision of the Board of Trustees. Securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase is 60 days or less, or by amortizing their unrealized appreciation or depreciation on the 61st day prior to maturity, if their term to maturity at purchase exceeds 60 days.

b) SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue and market discount.

c) FEDERAL INCOME TAXES: It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

      FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48") was adopted on December 31, 2007. Management has reviewed the tax positions for each of the open tax years (2004-2008) and has determined that the implementation of FIN 48 did not have a material impact on the Fund's financial statements.

d) MULTIPLE CLASS ALLOCATIONS: All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are charged directly to such class.

e) USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

f) ACCOUNTING PRONOUNCEMENT: In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes adoption of SFAS 157 will have no material impact on the Fund's financial statements.

3. FEES AND RELATED PARTY TRANSACTIONS

a) MANAGEMENT ARRANGEMENTS:

      Aquila Investment Management LLC (the "Manager"), a wholly-owned subsidiary of Aquila Management Corporation, the Fund's founder and sponsor, serves as the Manager for the Fund under an Advisory and Administration Agreement with the Fund. Under the Advisory and Administration Agreement, the
Manager provides all investment management and administrative services to the Fund. The Manager's services include providing the office of the Fund and all related services as well as managing relationships with all the various support organizations to the Fund such as the shareholder servicing agent, custodian, legal counsel, fund accounting agent, auditors and distributor. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.50 of 1% on the Fund's average net assets.

      For the year ended June 30, 2008, the Fund incurred management fees of $1,132,655 of which $648,452 was waived. The Manager contractually undertook to waive fees and/or reimburse Fund expenses during the period July 1, 2007 through June 30, 2008 so that total Fund expenses would not exceed 0.85% for Class A Shares, 1.65% for Class C Shares or 0.65% for Class Y Shares. Comparable expense limitations are in place for fiscal 2009.

      Under a Compliance Agreement with the Manager, the Manager is compensated for Chief Compliance Officer related services provided to enable the Fund to comply with Rule 38a-1 of the Investment Company Act of 1940.

      Specific details as to the nature and extent of the services provided by the Manager are more fully defined in the Fund's Prospectus and Statement of Additional Information.

b) DISTRIBUTION AND SERVICE FEES:

      The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 (the "Rule") under the Investment Company Act of 1940, as amended. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make distribution fee payments to broker-dealers or others ("Qualified
Recipients") selected by Aquila Distributors, Inc. (the "Distributor") including, but not limited to, any principal underwriter of the Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund's shares or servicing of shareholder accounts. The Fund makes payment of this service fee at the annual rate of 0.20% of the Fund's average net assets represented by Class A Shares. For the year ended June 30, 2008, distribution fees on Class A Shares amounted to $304,267, of which the Distributor retained $6,951.

      Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund's Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund's average net assets represented by Class C Shares and for the year ended June 30, 2008, amounted to $226,803. In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund's average net assets represented by Class C Shares and for the year ended June 30, 2008 amounted to $75,601. The total of these payments with respect to Class C Shares amounted to $302,404, of which the Distributor retained $64,154.

      Specific details about the Plans are more fully defined in the Fund's Prospectus and Statement of Additional Information.

      Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Fund's shares. Through agreements between the Distributor and various brokerage and advisory firms ("intermediaries"), the Fund's shares are sold primarily through the facilities of these intermediaries having offices within Utah, with the bulk of sales commissions inuring to such intermediaries. For the year ended June 30, 2008, total commissions on sales of Class A Shares amounted to $445,042, of which the Distributor received $39,612.

c) OTHER RELATED PARTY TRANSACTIONS:

      For the year ended June 30, 2008, the Fund incurred $79,158 of legal fees allocable to Butzel Long PC, counsel to the Fund, for legal services in conjunction with the Fund's ongoing operations. The Secretary of the Fund is a shareholder of that firm.

4. PURCHASES AND SALES OF SECURITIES

      During the year ended June 30, 2008,  purchases of securities and proceeds
from  the  sales  of  securities   aggregated   $50,415,897   and   $40,952,267,
respectively.

      At June 30, 2008, the aggregate tax cost for all securities was $236,994,209. At June 30, 2008, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $1,176,566 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $6,809,237, for a net unrealized depreciation of $5,632,671.

5. PORTFOLIO ORIENTATION

      Since the Fund may invest entirely in double tax-free municipal obligations of issuers within Utah, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Utah and whatever effects these may have upon Utah issuers' ability to meet their obligations.

      The Fund is also permitted to invest in tax-free municipal obligations meeting comparable quality standards of issuers in certain states that do not tax the interest on obligations of Utah issuers and that provide income which is exempt from both regular Federal and Utah income taxes. At June 30, 2008, the Fund had 54% of its net assets invested in State of Utah municipal issues.

6. EXPENSES

      The Fund has negotiated an expense offset arrangement with its custodian wherein it receives credit toward the reduction of custodian fees and other Fund expenses whenever there are uninvested cash balances. The Statement of Operations reflects the total expenses before any offset, the amount of offset and the net expenses.

7. CAPITAL SHARE TRANSACTIONS

      Transactions in Capital Shares of the Fund were as follows:

                                          YEAR ENDED                        YEAR ENDED
                                         JUNE 30, 2008                     JUNE 30, 2007
                                 -----------------------------     -----------------------------
                                     SHARES           AMOUNT           SHARES           AMOUNT
                                 ------------     ------------     ------------     ------------
CLASS A SHARES:
    Proceeds from shares sold       2,834,849     $ 28,003,392        2,804,057     $ 28,292,959
    Reinvested distributions          417,757        4,128,043          385,904        3,893,635
    Cost of shares redeemed .      (2,020,117)     (19,970,653)      (2,569,962)     (25,914,165)
                                 ------------     ------------     ------------     ------------
        Net change ..........       1,232,489       12,160,782          619,999        6,272,429
                                 ------------     ------------     ------------     ------------
CLASS C SHARES:
    Proceeds from shares sold         796,274        7,849,550          758,270        7,658,338
    Reinvested distributions           64,603          638,158           62,950          634,919
    Cost of shares redeemed .        (699,234)      (6,926,362)      (1,125,043)     (11,352,553)
                                 ------------     ------------     ------------     ------------
        Net change ..........         161,643        1,561,346         (303,823)      (3,059,296)
                                 ------------     ------------     ------------     ------------
CLASS Y SHARES:
    Proceeds from shares sold       2,002,683       19,847,389        1,898,552       19,218,375
    Reinvested distributions           94,661          937,246          102,317        1,036,625
    Cost of shares redeemed .      (1,843,176)     (18,364,610)      (1,277,759)     (12,924,359)
                                 ------------     ------------     ------------     ------------
        Net change ..........         254,168        2,420,025          723,110        7,330,641
                                 ------------     ------------     ------------     ------------
Total transactions in Fund
    shares ..................       1,648,300     $ 16,142,153        1,039,286     $ 10,543,774
                                 ============     ============     ============     ============

8. TRUSTEES' FEES AND EXPENSES

      At June 30, 2008 there were 7 Trustees, one of which is affiliated with the Manager and is not paid any fees. The total amount of Trustees' service and attendance fees paid during the year ended June 30, 2008 was $74,833, to cover carrying out their responsibilities and attendance at regularly scheduled quarterly Board Meetings and meetings of the Independent Trustees held prior to each quarterly Board Meeting. When additional meetings (Audit, Nominating, Shareholder and special meetings) are held, the meeting fees are paid to those Trustees in attendance. Trustees are reimbursed for their expenses such as travel, accommodations, and meals incurred in connection with attendance at Board Meetings and the Annual Meeting of Shareholders. For the year ended June 30, 2008, such meeting-related expenses amounted to $25,456.

9. SECURITIES TRADED ON A WHEN-ISSUED BASIS

      The Fund may purchase or sell securities on a when-issued basis. When-issued transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Beginning on the date the Fund enters into a when-issued transaction, cash or other liquid securities are segregated in an amount equal to or greater than the amount of the when-issued transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

10. INCOME TAX INFORMATION AND DISTRIBUTIONS

      The Fund declares dividends daily from net investment income and makes payments monthly. Net realized capital gains, if any, are distributed annually and are taxable. These distributions are paid in additional shares at the net asset value per share, in cash, or in a combination of both, at the shareholder's option.

      The Fund intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and State of Utah income taxes. However, due to differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Fund may not be the same as the Fund's net investment income, and/or net realized securities gains. In this regard, the Fund increased undistributed net investment income in the amount of $318,186 and decreased additional paid-in capital in the amount of $318,186 at June 30, 2008. This adjustment had no impact on the Fund's aggregate net assets at June 30, 2008. Further, a small portion of the dividends may, under some circumstances, be subject to taxes at ordinary income rates. For certain shareholders some dividend income may, under some circumstances, be subject to the alternative minimum tax.

      At June 30, 2008, the Fund had a capital loss carryover of $1,065,535 of which $796,250 expires on June 30, 2009, $15,469 expires on June 30, 2011, and $253,816 expires on June 30, 2012. This carryover is available to offset future net realized gains on securities transactions to the extent provided for in the Internal Revenue Code. To the extent that this loss is used to offset future realized capital gains, it is probable that the gains so offset will not be distributed.

      The tax character of distributions:

                                                          YEAR ENDED JUNE 30,
                                                          2008          2007
                                                        ----------    ----------
Net tax-exempt income                                   $9,144,508    $8,484,772
                                                        ----------    ----------
Ordinary income                                            318,186       454,426
                                                        ----------    ----------
                                                        $9,462,694    $8,939,198
                                                        ==========    ==========

      As of June 30, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income                        $   249,163
Accumulated net realized loss                           (1,065,535)
Unrealized depreciation                                 (5,632,671)
Other temporary differences                               (249,163)
                                                       -----------
                                                       $(6,698,206)
                                                       ===========

      At June 30, 2008, the difference between book basis and tax basis unrealized appreciation was attributable primarily to the treatment of accretion of discounts and amortization of premiums. The difference between book basis and tax basis undistributed income is due to the timing of distributions.

11. RECENT DEVELOPMENTS

a) THE DAVIS CASE: In May, 2007, the U. S. Supreme Court agreed to hear an appeal in Department of Revenue of Kentucky v. Davis, a case concerning the constitutionality of differential tax treatment for interest from in-state vs. out-of-state municipal securities, a practice which is common among the majority of the states. On May 19, 2008, the U. S. Supreme Court upheld the right of states to tax interest on out-of-state municipal bonds while exempting their own state's bond interest from taxation. The U. S. Supreme Court said differential tax treatment for interest from in-state vs. out-of-state municipal securities does not discriminate against interstate commerce, but rather promotes the financing of essential governmental services.

b) INSURERS: Over the past few months, municipal bond insurance companies have been under review by the three major rating agencies: Standard & Poor's, Moody's and Fitch. The ratings of some of the insurance companies have now either been downgraded and/or have a negative outlook. The financial markets continue to assess the severity of the losses caused by the subprime credit crisis and its impact on municipal bond insurance companies and the prices of insured municipal bonds.

                             TAX-FREE FUND FOR UTAH
                              FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                      CLASS A
                                                    ----------------------------------------------------------------------------
                                                                                 YEAR ENDED JUNE 30,
                                                    ----------------------------------------------------------------------------
                                                       2008             2007            2006            2005            2004
                                                    -----------      -----------     -----------     -----------     -----------
Net asset value, beginning of period ...........    $      9.91      $      9.87     $     10.26     $      9.91     $     10.31
                                                    -----------      -----------     -----------     -----------     -----------
Income (loss) from investment operations:
    Net investment income ......................           0.41++           0.40+           0.40+           0.41+           0.43++
    Net gain (loss) on securities (both realized
        and unrealized) ........................          (0.17)            0.05           (0.37)           0.38           (0.37)
                                                    -----------      -----------     -----------     -----------     -----------
    Total from investment operations ...........           0.24             0.45            0.03            0.79            0.06
                                                    -----------      -----------     -----------     -----------     -----------
Less distributions (note 10):
    Dividends from net investment income .......          (0.42)           (0.41)          (0.42)          (0.44)          (0.46)
    Distributions from capital gains ...........             --               --              --              --              --
                                                    -----------      -----------     -----------     -----------     -----------
    Total distributions ........................          (0.42)           (0.41)          (0.42)          (0.44)          (0.46)
                                                    -----------      -----------     -----------     -----------     -----------
Net asset value, end of period .................    $      9.73      $      9.91     $      9.87     $     10.26     $      9.91
                                                    ===========      ===========     ===========     ===========     ===========
Total return (not reflecting sales charge) .....           2.45%            4.60%           0.28%           8.06%           0.54%
Ratios/supplemental data
    Net assets, end of period (in thousands) ...    $   158,125      $   148,894     $   142,227     $   126,091     $    94,103
    Ratio of expenses to average net assets ....           0.63%            0.68%           0.64%           0.59%           0.48%
    Ratio of net investment income to average
        net assets .............................           4.09%            3.89%           3.90%           3.98%           4.19%
    Portfolio turnover rate ....................          18.83%           17.36%           9.61%           8.68%          15.98%

The expense and net investment income ratios without the effect of the waiver of a portion of the management fee and the expense reimbursement were (note 3):

    Ratio of expenses to average net assets ....           0.90%            0.96%           0.93%           0.97%           0.94%
    Ratio of net investment income to average
        net assets .............................           3.82%            3.61%           3.61%           3.60%           3.73%

The expense ratios after giving effect to the waiver, reimbursement and expense offset for uninvested cash balances were (note 3):

    Ratio of expenses to average net assets ....           0.61%            0.66%           0.61%           0.56%           0.47%

+ Per share amounts have been calculated using the monthly average shares method.

++ Per share amounts have been calculated using the daily average shares method.

                See accompanying notes to financial statements.

For a share outstanding throughout each period

                                                                                   Class C
                                                ---------------------------------------------------------------------------
                                                                             Year Ended June 30,
                                                ---------------------------------------------------------------------------
                                                   2008             2007            2006            2005            2004
                                                ----------       ----------      ----------      ----------      ----------
Net asset value, beginning of period            $     9.91       $     9.87      $    10.26      $     9.91      $    10.30
                                                ----------       ----------      ----------      ----------      ----------
Income (loss) from investment operations:
    Net investment income                             0.33++           0.32+           0.32+           0.32+           0.34++
    Net gain (loss) on securities (both
        realized and unrealized)                     (0.18)            0.05           (0.37)           0.38           (0.36)
                                                ----------       ----------      ----------      ----------      ----------
Total from investment operations                      0.15             0.37           (0.05)           0.70           (0.02)
                                                ----------       ----------      ----------      ----------      ----------
Less distributions (note 10):
    Dividends from net investment income             (0.34)           (0.33)          (0.34)          (0.35)          (0.37)
    Distributions from capital gains                    --               --              --              --              --
                                                ----------       ----------      ----------      ----------      ----------
    Total distributions                              (0.34)           (0.33)          (0.34)          (0.35)          (0.37)
                                                ----------       ----------      ----------      ----------      ----------
Net asset value, end of period                  $     9.72       $     9.91      $     9.87      $    10.26      $     9.91
                                                ==========       ==========      ==========      ==========      ==========
Total return (not reflecting sales charge)            1.53%            3.77%          (0.52)%          7.20%          (0.16)%
Ratios/supplemental data
    Net assets, end of period (in thousands)    $   31,906       $   30,905      $   33,791      $   27,581      $   21,961
    Ratio of expenses to average net assets           1.43%            1.48%           1.44%           1.39%           1.27%
    Ratio of net investment income to
        average net assets                            3.29%            3.10%           3.10%           3.18%           3.38%
    Portfolio turnover rate                          18.83%           17.36%           9.61%           8.68%          15.98%

The expense and net investment income ratios without the effect of the waiver of a portion of the management fee and the expense reimbursement were (note 3):

    Ratio of expenses to average net assets           1.70%            1.76%           1.72%           1.77%           1.74%
    Ratio of net investment income to
        average net assets                            3.02%            2.81%           2.81%           2.80%           2.93%

The expense ratios after giving effect to the waiver, reimbursement and expense offset for uninvested cash balances were (note 3):

    Ratio of expenses to average net assets           1.42%            1.46%           1.41%           1.36%           1.27%

                                                                                  Class Y
                                                ---------------------------------------------------------------------------
                                                                            Year Ended June 30,
                                                ---------------------------------------------------------------------------
                                                   2008             2007            2006            2005            2004
                                                ----------       ----------      ----------      ----------      ----------
Net asset value, beginning of period            $     9.94       $     9.90      $    10.29      $     9.94      $    10.34
                                                ----------       ----------      ----------      ----------      ----------
Income (loss) from investment operations:
    Net investment income                             0.43++           0.41+           0.42+           0.42+           0.44++
    Net gain (loss) on securities (both
        realized and unrealized)                     (0.17)            0.07           (0.37)           0.39           (0.36)
                                                ----------       ----------      ----------      ----------      ----------
Total from investment operations                      0.26             0.48            0.05            0.81            0.08
                                                ----------       ----------      ----------      ----------      ----------
Less distributions (note 10):
    Dividends from net investment income             (0.44)           (0.44)          (0.44)          (0.46)          (0.48)
    Distributions from capital gains                    --               --              --              --              --
                                                ----------       ----------      ----------      ----------      ----------
    Total distributions                              (0.44)           (0.44)          (0.44)          (0.46)          (0.48)
                                                ----------       ----------      ----------      ----------      ----------
Net asset value, end of period                  $     9.76       $     9.94      $     9.90      $    10.29      $     9.94
                                                ==========       ==========      ==========      ==========      ==========
Total return (not reflecting sales charge)            2.67%            4.80%           0.49%           8.27%           0.76%
Ratios/supplemental data
    Net assets, end of period (in thousands)    $   48,737       $   47,124      $   39,791      $   17,928      $    8,233
    Ratio of expenses to average net assets           0.43%            0.48%           0.44%           0.39%           0.28%
    Ratio of net investment income to
        average net assets                            4.29%            4.09%           4.10%           4.15%           4.41%
    Portfolio turnover rate                          18.83%           17.36%           9.61%           8.68%          15.98%

The expense and net investment income ratios without the effect of the waiver of a portion of the management fee and the expense reimbursement were (note 3):

    Ratio of expenses to average net assets           0.70%            0.76%           0.72%           0.77%           0.74%
    Ratio of net investment income to
        average net assets                            4.02%            3.81%           3.82%           3.78%           3.95%

The expense ratios after giving effect to the waiver, reimbursement and expense offset for uninvested cash balances were (note 3):

    Ratio of expenses to average net assets           0.42%            0.46%           0.41%           0.37%           0.27%

----------
+ Per share amounts have been calculated using the monthly average shares method.

++    Per share amount calculated using the daily average shares method.

                See accompanying notes to financial statements.

ADDITIONAL INFORMATION (UNAUDITED)

TRUSTEES AND OFFICERS(1)

                                                                                                    NUMBER OF   OTHER DIRECTORSHIPS
                        POSITIONS                                                                   PORTFOLIOS  HELD BY TRUSTEE (THE
                        HELD WITH                                                                   IN FUND     POSITION HELD IS A
NAME,                   FUND AND              PRINCIPAL                                             COMPLEX     DIRECTORSHIP UNLESS
ADDRESS(2)              LENGTH OF             OCCUPATION(S)                                         OVERSEEN    INDICATED
AND DATE OF BIRTH       SERVICE(3)            DURING PAST 5 YEARS                                   BY TRUSTEE  OTHERWISE.)
-----------------       ----------            -------------------                                   ----------  -----------
INTERESTED TRUSTEE(4)

Diana P. Herrmann       Trustee since 1997    Vice Chair and Chief Executive Officer of Aquila          12      ICI Mutual Insurance
New York, NY            and President since   Management Corporation, Founder of the Aquila Group               Company
(02/25/58)              1998                  of Funds(5) and parent of Aquila Investment
                                              Management LLC, Manager since 2004, President since
                                              1997, Chief Operating Officer, 1997-2008, a Director
                                              since 1984, Secretary since 1986 and previously its
                                              Executive Vice President, Senior Vice President or
                                              Vice President, 1986-1997; Chief Executive Officer
                                              and Vice Chair since 2004, and President and Manager
                                              of the Manager since 2003, and Chief Operating
                                              Officer of the Manager, 2003-2008; Chair, Vice
                                              Chair, President, Executive Vice President or Senior
                                              Vice President of funds in the Aquila Group of Funds
                                              since 1986; Director of the Distributor since 1997;
                                              trustee, Reserve Money-Market Funds, 1999-2000 and
                                              Reserve Private Equity Series, 1998-2000; Governor,
                                              Investment Company Institute (a trade organization
                                              for the U.S. mutual fund industry dedicated to
                                              protecting shareholder interests and educating the
                                              public about investing) and head of its Small Funds
                                              Committee since 2004; active in charitable and
                                              volunteer organizations.

NON-INTERESTED TRUSTEES

Gary C. Cornia          Chair of the Board    Dean, Mariott School of Management, Brigham Young         4       Lincoln Institute of
Orem, UT                of Trustees since     University since 2008; Director, Romney Institute of              Land Policy,
(06/24/48)              2005 and Trustee      Public Management, Marriott School of Management,                 Cambridge, MA
                        since 1993            2004-2008; Professor, Marriott School of Management,
                                              1980 - present; Past President, the National Tax
                                              Association; Fellow, Lincoln Institute of Land
                                              Policy, 2002 - present; Associate Dean, Marriott
                                              School of Management, Brigham Young University,
                                              1991-2000; member, Utah Governor's Tax Review
                                              Committee since 1993.

                                                                                                    NUMBER OF   OTHER DIRECTORSHIPS
                        POSITIONS                                                                   PORTFOLIOS  HELD BY TRUSTEE (THE
                        HELD WITH                                                                   IN FUND     POSITION HELD IS A
NAME,                   FUND AND              PRINCIPAL                                             COMPLEX     DIRECTORSHIP UNLESS
ADDRESS(2)              LENGTH OF             OCCUPATION(S)                                         OVERSEEN    INDICATED
AND DATE OF BIRTH       SERVICE(3)            DURING PAST 5 YEARS                                   BY TRUSTEE  OTHERWISE.)
-----------------       ----------            -------------------                                   ----------  -----------
Anne J. Mills           Vice Chair of the     President, Loring Consulting Company since 2001;          4       None
Castle Rock, CO         Board of Trustees     Vice President for Business Management and CFO,
(12/23/38)              since 2006 and        Ottawa University, since 2006, Vice President for
                        Trustee since 1994    Business Affairs, 1992-2001; IBM Corporation,
                                              1965-1991; currently active with various charitable,
                                              educational and religious organizations.

Tucker Hart Adams       Trustee since 2006    President, The Adams Group, Inc., an economic             3       Director, Colorado
Colorado Springs, CO                          consulting firm, since 1989; formerly Chief                       Health Facilities
(01/11/38)                                    Economist, United Banks of Colorado; currently or                 Authority
                                              formerly active with numerous professional and
                                              community organizations.

Thomas A. Christopher   Trustee since 2006    Vice President of Robinson, Hughes & Christopher,         3       None
Danville, KY                                  C.P.A.s, P.S.C., since 1977; President, A Good Place
(12/19/47)                                    for Fun, Inc., a sports facility, since 1987;
                                              currently or formerly active with various
                                              professional and community organizations.

Lyle W. Hillyard        Trustee since 2003    President of the law firm of Hillyard, Anderson &         2       None
Logan, UT                                     Olsen, Logan, Utah, since 1967; member of Utah
(09/25/40)                                    Senate, 1985 to present, in the following positions:
                                              President, 2000, Senate Majority Leader, 1999-2000,
                                              Assistant Majority Whip, 1995-1998; served as
                                              Chairman of the following Utah Senate Committees:
                                              Tax and Revenue, Senate Judiciary Standing, Joint
                                              Executive Appropriations, and Senate Rules;
                                              currently serves as Co-Chair, Joint Executive
                                              Appropriations.

John C. Lucking         Trustee since 2004    President, Econ-Linc, an economic consulting firm,        3       None
Phoenix, AZ                                   since 1995; formerly Consulting Economist, Bank One
(05/20/43)                                    Arizona and Chief Economist, Valley National Bank;
                                              member, Arizona's Joint Legislative Budget Committee
                                              Economic Advisory Panel and the Western Blue Chip
                                              Economic Forecast Panel; Board member, Northern
                                              Arizona University Foundation since 1997; member,
                                              various historical, civic and economic associations.

                                                                                                    NUMBER OF   OTHER DIRECTORSHIPS
                        POSITIONS                                                                   PORTFOLIOS  HELD BY TRUSTEE (THE
                        HELD WITH                                                                   IN FUND     POSITION HELD IS A
NAME,                   FUND AND              PRINCIPAL                                             COMPLEX     DIRECTORSHIP UNLESS
ADDRESS(2)              LENGTH OF             OCCUPATION(S)                                         OVERSEEN    INDICATED
AND DATE OF BIRTH       SERVICE(3)            DURING PAST 5 YEARS                                   BY TRUSTEE  OTHERWISE.)
-----------------       ----------            -------------------                                   ----------  -----------
OTHER INDIVIDUALS

CHAIRMAN EMERITUS(6)

Lacy B. Herrmann        Founder and Chairman  Founder and Chairman of the Board, Aquila Management      N/A     N/A
New York, NY            Emeritus since 2005,  Corporation, the sponsoring organization and parent
(05/12/29)              Chairman of the       of the Manager or Administrator and/or Adviser or
                        Board of Trustees,    Sub-Adviser to each fund of the Aquila Group of
                        1992-2005             Funds; Chairman of the Manager or Administrator
                                              and/or Adviser or Sub-Adviser to each since 2004;
                                              Founder and Chairman Emeritus of each fund in the
                                              Aquila Group of Funds; previously Chairman and a
                                              Trustee of each fund in the Aquila Group of Funds
                                              since its establishment until 2004 or 2005; Director
                                              of the Distributor since 1981 and formerly Vice
                                              President or Secretary, 1981-1998; Trustee Emeritus,
                                              Brown University and the Hopkins School; active in
                                              university, school and charitable organizations.

OFFICERS

Charles E. Childs, III  Executive Vice        Executive Vice President of all funds in the Aquila       N/A     N/A
New York, NY            President since 2003  Group of Funds and the Manager and the Manager's
(04/01/57)                                    parent since 2003; Executive Vice President and
                                              Chief Operating Officer of the Manager's parent
                                              since 2008; formerly Senior Vice President,
                                              corporate development, Vice President, Assistant
                                              Vice President and Associate of the Manager's parent
                                              since 1987; Senior Vice President, Vice President or
                                              Assistant Vice President of the Aquila Money-Market
                                              Funds, 1988-2003.

Jerry G. McGrew         Senior Vice           President of the Distributor since 1998, Registered       N/A     N/A
New York, NY            President since 1997  Principal since 1993, Senior Vice President,
(06/18/44)                                    1997-1998 and Vice President, 1993-1997; Senior Vice
                                              President, Aquila Three Peaks High Income Fund,
                                              Aquila Rocky Mountain Equity Fund and five Aquila
                                              Municipal Bond Funds; Vice President, Churchill Cash
                                              Reserves Trust, 1995-2001.

                                                                                                    NUMBER OF   OTHER DIRECTORSHIPS
                        POSITIONS                                                                   PORTFOLIOS  HELD BY TRUSTEE (THE
                        HELD WITH                                                                   IN FUND     POSITION HELD IS A
NAME,                   FUND AND              PRINCIPAL                                             COMPLEX     DIRECTORSHIP UNLESS
ADDRESS(2)              LENGTH OF             OCCUPATION(S)                                         OVERSEEN    INDICATED
AND DATE OF BIRTH       SERVICE(3)            DURING PAST 5 YEARS                                   BY TRUSTEE  OTHERWISE.)
-----------------       ----------            -------------------                                   ----------  -----------
Kimball L. Young        Senior Vice           Co-portfolio manager, Tax-Free Fund For Utah since        N/A     N/A
Salt Lake City, UT      President since 1997  2001; Co-founder, Lewis Young Robertson &
(08/07/46)                                    Burningham, Inc., a NASD licensed broker/dealer
                                              providing public finance services to Utah local
                                              governments, 1995-2001; Senior Vice President of two
                                              Aquila Bond Funds and Aquila Rocky Mountain Equity
                                              Fund; formerly Senior Vice President-Public Finance,
                                              Kemper Securities Inc., Salt Lake City, Utah.

Thomas S. Albright      Senior Vice           Senior Vice President and Portfolio Manager,              N/A     N/A
Louisville, KY          President since 2003  Churchill Tax-Free Fund of Kentucky since July 2000;
(07/26/52)              and Vice President,   Senior Vice President, Tax-Free Fund For Utah since
                        2001-2003             2003, Vice President, 2001-2003 and co-portfolio
                                              manager since 2001; Vice President and backup
                                              portfolio manager, Tax-Free Trust of Arizona, since
                                              2004; Vice President and Portfolio Manager, Banc One
                                              Investment Advisors, Inc., 1994-2000.

Mary Kayleen Willis     Vice President since  Vice President, Tax-Free Fund For Utah since              N/A     N/A
Salt Lake City, UT      2003 and Assistant    September 2003, Assistant Vice President, 2002-2003;
(06/11/63)              Vice President,       Vice President, Aquila Rocky Mountain Equity Fund,
                        2002-2003             since 2004.

Robert W. Anderson      Chief Compliance      Chief Compliance Officer of the Fund and each of the      N/A     N/A
New York, NY            Officer since 2004    other funds in the Aquila Group of Funds, the
(08/23/40)              and Assistant         Manager and the Distributor since 2004, Compliance
                        Secretary since 2000  Officer of the Manager or its predecessor and current parent 1998-2004; Assistant Secretary of the
                                              Aquila Group of Funds since 2000.

Joseph P. DiMaggio      Chief Financial       Chief Financial Officer of the Aquila Group of Funds      N/A     N/A
New York, NY            Officer since 2003    since 2003 and Treasurer since 2000.
(11/06/56)              and Treasurer since
                        2000

                                                                                                    NUMBER OF   OTHER DIRECTORSHIPS
                        POSITIONS                                                                   PORTFOLIOS  HELD BY TRUSTEE (THE
                        HELD WITH                                                                   IN FUND     POSITION HELD IS A
NAME,                   FUND AND              PRINCIPAL                                             COMPLEX     DIRECTORSHIP UNLESS
ADDRESS(2)              LENGTH OF             OCCUPATION(S)                                         OVERSEEN    INDICATED
AND DATE OF BIRTH       SERVICE(3)            DURING PAST 5 YEARS                                   BY TRUSTEE  OTHERWISE.)
-----------------       ----------            -------------------                                   ----------  -----------
Edward M. W. Hines      Secretary since 1992  Shareholder of Butzel Long, a professional                N/A     N/A
New York, NY                                  corporation, counsel to the Fund, since 2007;
(12/16/39)                                    Partner of Hollyer Brady Barrett & Hines LLP, its
                                              predecessor as counsel, 1989-2007; Secretary of the
                                              Aquila Group of Funds.

John M. Herndon         Assistant Secretary   Assistant Secretary of the Aquila Group of Funds          N/A     N/A
New York, NY            since 1995            since 1995 and Vice President of the three Aquila
(12/17/39)                                    Money-Market Funds since 1990; Vice President of the
                                              Manager or its predecessor and current parent since
                                              1990.

Lori A. Vindigni        Assistant Treasurer   Assistant Treasurer of the Aquila Group of Funds          N/A     N/A
New York, NY            since 2000            since 2000; Assistant Vice President of the Manager
(11/02/66)                                    or its predecessor and current parent since 1998;
                                              Fund Accountant for the Aquila Group of Funds,
                                              1995-1998.

----------
(1) The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC's internet site at www.sec.gov.

(2) The mailing address of each Trustee and officer is c/o Tax-Free Fund For Utah, 380 Madison Avenue, New York, NY 10017.

(3) Each Trustee holds office until the next annual meeting of shareholders or until his or her successor is elected and qualifies. The term of office of each officer is one year.

(4) Ms. Herrmann is an interested person of the Fund as an officer of the Fund, as a director, officer and shareholder of the Manager's corporate parent, as an officer and Manager of the Manager, and as a shareholder and director of the Distributor. Ms. Herrmann is the daughter of Lacy B. Herrmann, the Founder and Chairman Emeritus of the Fund.

(5) In this material Pacific Capital Cash Assets Trust, Pacific Capital U.S. Government Securities Cash Assets Trust and Pacific Capital Tax-Free Cash Assets Trust, each of which is a money-market fund, are called the "Aquila Money-Market Funds"; Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona, Tax-Free Trust of Oregon, Tax-Free Fund of Colorado, Churchill Tax-Free Fund of Kentucky, Narragansett Insured Tax-Free Income Fund and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund, are called the "Aquila Municipal Bond Funds"; Aquila Rocky Mountain Equity Fund is an equity fund; Aquila Three Peaks High Income Fund is a high income corporate bond fund; considered together, these 12 funds are called the "Aquila Group of Funds."

(6) The Chairman Emeritus may attend Board meetings but has no voting power.

--------------------------------------------------------------------------------

ANALYSIS OF EXPENSES (UNAUDITED)

      As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges ("CDSC") with respect to Class C shares; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. The table below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

      The table below is based on an investment of $1,000 invested on January 1, 2008 and held for the six months ended June 30, 2008.

ACTUAL EXPENSES

      This table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

SIX MONTHS ENDED JUNE 30, 2008

                      ACTUAL
                   TOTAL RETURN       BEGINNING       ENDING         EXPENSES
                     WITHOUT           ACCOUNT        ACCOUNT       PAID DURING
                 SALES CHARGES(1)       VALUE          VALUE       THE PERIOD(2)
--------------------------------------------------------------------------------
Class A              (0.29)%          $1,000.00       $997.10         $3.03
--------------------------------------------------------------------------------
Class C              (0.79)%          $1,000.00       $992.10         $6.93
--------------------------------------------------------------------------------
Class Y              (0.17)%          $1,000.00       $998.30         $2.04
--------------------------------------------------------------------------------

(1) ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS, IF ANY, AT NET ASSET VALUE AND DOES NOT REFLECT THE DEDUCTION OF THE APPLICABLE SALES CHARGES WITH RESPECT TO CLASS A SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES ("CDSC") WITH RESPECT TO CLASS C SHARES. TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL RETURN FOR THE YEAR.

(2) EXPENSES ARE EQUAL TO THE ANNUALIZED EXPENSE RATIO OF 0.61%, 1.42% AND 0.42% FOR THE FUND'S CLASS A, C AND Y SHARES, RESPECTIVELY, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 182/366 (TO REFLECT THE ONE-HALF YEAR PERIOD).

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of other mutual funds.

      Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs with respect to Class A shares. The example does not reflect the deduction of contingent deferred sales charges ("CDSC") with respect to Class C shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transaction costs were included, your costs would have been higher.

SIX MONTHS ENDED JUNE 30, 2008

                      HYPOTHETICAL
                       ANNUALIZED       BEGINNING       ENDING       EXPENSES
                         TOTAL           ACCOUNT       ACCOUNT      PAID DURING
                        RETURN            VALUE         VALUE      THE PERIOD(1)
--------------------------------------------------------------------------------
Class A                  5.00%          $1,000.00     $1,021.83       $3.07
--------------------------------------------------------------------------------
Class C                  5.00%          $1,000.00     $1,017.90       $7.02
--------------------------------------------------------------------------------
Class Y                  5.00%          $1,000.00     $1,022.82       $2.06
--------------------------------------------------------------------------------

(1) EXPENSES ARE EQUAL TO THE ANNUALIZED EXPENSE RATIO OF 0.61%, 1.42% AND 0.42% FOR THE FUND'S CLASS A, C AND Y SHARES, RESPECTIVELY, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 182/366 (TO REFLECT THE ONE-HALF YEAR PERIOD).

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

INFORMATION AVAILABLE (UNAUDITED)

      Much of the information that the funds in the Aquila Group of Funds produce is automatically sent to you and all other shareholders. Specifically, you are routinely sent the entire list of portfolio securities of your Fund twice a year in the semi-annual and annual reports you receive. Additionally, we prepare, and have available, portfolio listings at the end of each quarter. Whenever you may be interested in seeing a listing of your Fund's portfolio other than in your shareholder reports, please check our website http://www.aquilafunds.com or call us at 1-800-437-1020.

      The Fund additionally files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available free of charge on the SEC website at http://www.sec.gov. You may also review or, for a fee, copy the forms at the SEC's Public Reference Room in Washington, DC or by calling 1-800-SEC-0330.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PROXY VOTING RECORD (UNAUDITED)

      The Fund does not invest in equity securities. Accordingly, there were no matters relating to a portfolio security considered at any shareholder meeting held during the 12 months ended June 30, 2008 with respect to which the Fund was entitled to vote. Applicable regulations require us to inform you that the foregoing proxy voting information is available on the SEC website at http://www.sec.gov.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

FEDERAL TAX STATUS OF DISTRIBUTIONS (UNAUDITED)

      This information is presented in order to comply with a requirement of the Internal Revenue Code AND NO ACTION ON THE PART OF SHAREHOLDERS IS REQUIRED.

      For the fiscal year ended June 30, 2008, $9,144,508 of dividends paid by Tax-Free Fund For Utah, constituting 96.64% of total dividends paid during the fiscal year ended June 30, 2008, were exempt-interest dividends, and the balance was ordinary dividend income.

      Prior to January 31, 2008, shareholders were mailed the appropriate tax form(s) which contained information on the status of distributions paid for the 2007 CALENDAR YEAR.

      Prior to January 31, 2009, shareholders will be mailed the appropriate tax form(s) which will contain information on the status of distributions paid for the 2008 CALENDAR YEAR.

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION (UNAUDITED)

CONSIDERATION OF ADVISORY AND ADMINISTRATION AGREEMENT IN CONNECTION WITH PROPOSED CHANGES IN OWNERSHIP OF THE PARENT COMPANY OF THE MANAGER

BASIS FOR THE TRUSTEES' APPROVAL OF THE NEW ADVISORY AGREEMENT

      At a meeting held on March 1, 2008, the Trustees, including the independent Trustees, approved the New Advisory Agreement and recommended that the Shareholders of the Fund approve such New Advisory Agreement. In considering these actions, the Trustees noted that in connection with their annual review of the Fund's advisory arrangements (the "Annual Review") on December 2, 2007, they had approved the now-current Advisory Agreement (the "Current Advisory Agreement") (which is substantially identical to the New Advisory Agreement) for another one-year term commencing on December 31, 2007. In connection with the Annual Review, the Trustees considered a wide range of information of the type they regularly consider when determining whether to continue the Fund's advisory agreement as in effect from year to year. In approving the New Advisory Agreement, the Trustees considered the information provided and the factors considered in connection with the Annual Review as well as such new information (for example, information about the Transaction) as they considered appropriate. In considering the Advisory Agreements, the Trustees did not identify any single factor as determinative. Matters considered by the Trustees, including the independent Trustees, in connection with their review of the New Advisory Agreement included the following:

THE TRANSACTION AND THE IMPLICATIONS FOR THE FUND.

      In evaluating the Transaction, the Trustees considered a wide range of information, including ensuring, to the maximum extent possible, ongoing and future continuity of management of the Fund.

THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED BY THE MANAGER.

      The Manager has provided local management of the Fund's portfolio. The Trustees noted that the Manager employed Messrs. Young and Albright as co-portfolio managers for the Fund and has established facilities for credit analysis of the Fund's portfolio securities. Mr. Young, based in Salt Lake City, Utah, has extensive municipal bond underwriting experience and has provided local information regarding specific holdings in the Fund's portfolio. Mr. Albright has over 25 years of investment management experience. The portfolio managers have also been available to and have met with the brokerage and financial planner community and with investors and prospective investors to provide them with information generally about the Fund's portfolio, with which to assess the Fund as an investment vehicle for residents of Utah in light of prevailing interest rates and local economic conditions. In addition, both of them have been present at all regular meetings of the Board and Shareholders.

      The Board considered that the Manager had provided all services the Board deemed necessary or appropriate, including the specific services that the Board has determined are required for the Fund, given that its purpose is to provide shareholders with as high a level of current income exempt from Utah state and regular Federal income taxes as is consistent with preservation of capital. It noted that the Fund was the only fund of its type in the state.

      The Manager has additionally provided all administrative services to the Fund. The Board considered the nature and extent of the Manager's supervision of third-party service providers, including the Fund's shareholder servicing agent and custodian. The Board considered that the Manager had established and maintained a strong culture of ethical conduct and regulatory compliance.

      The Trustees also considered representations by the Manager that the persons at the Manager involved in providing those services would not change as a result of the Transaction. The Board concluded that the services provided were appropriate and satisfactory and that the Fund would be well served if they continued. Evaluation of this factor weighed in favor of approval of the New Advisory Agreement.

THE INVESTMENT PERFORMANCE OF THE FUND AND THE MANAGER.

      The Board reviewed each aspect of the Fund's performance and compared its performance with that of its competitors, with national averages and the benchmark index. It was noted that the materials provided by the Manager indicated that the Fund had investment performance that exceeded or was comparable to that of all single-state tax-free municipal bond funds nationwide, including funds of a comparable asset size for one-, five- and ten-year periods. The Board considered these results to be consistent with the purposes of the Fund.

      The Trustees also considered representations from the Manager that the Transaction was not expected to result in any changes to the personnel managing the Fund's investment portfolio.

      The Board concluded that the performance of the Fund, in light of market conditions, was satisfactory. Evaluation of this factor indicated to the Trustees that approval of the New Advisory Agreement would be appropriate.

THE COSTS OF THE SERVICES TO BE PROVIDED AND PROFITS TO BE REALIZED BY THE MANAGER FROM ITS RELATIONSHIP WITH THE FUND.

      The information provided contained expense data for the Fund and its competitors as well as data for all single-state tax-free municipal bond funds nationwide, including data for all such front-end sales charge funds of a comparable asset size. The Board compared the expense and fee data with respect to the Fund to similar data about other funds that it found to be relevant. The Board concluded that the expenses of the Fund and the fees paid were generally lower than those being paid by single-state tax-free municipal bond funds nationwide, and by the Fund's competitors.

      The Trustees noted that in connection with the Annual Review they had concluded that the costs of the services to be provided supported the renewal of the Current Advisory Agreement, and that the Transaction was not expected to result in any change to the advisory fees paid by the Fund or the Fund's total expense ratio.

      The materials in connection with the Annual Review had shown the profitability to the Manager of its services to the Fund. The Board noted that the Manager was currently waiving a portion of its fees and had been since the Fund's inception. Additionally, it was noted that the Manager had contractually undertaken to waive fees and/or reimburse Fund expenses during the period July 1, 2007 through June 30, 2008 so that total Fund expenses would not exceed 0.85% for Class A Shares, 1.65% for Class C Shares and 0.65% for Class Y Shares. The Manager had indicated that it intended to continue waiving fees as necessary in order that the Fund would remain competitive.

      The Trustees considered that the profitability to the Manager of its relationship to the Fund was not expected to change as a result of the Transaction because the Transaction was not expected to result in a change to the fees received by the Manager or of the costs of the services to be provided by the Manager.

THE EXTENT TO WHICH ECONOMIES OF SCALE WOULD BE REALIZED AS THE FUND GROWS.

      Data provided to the Trustees showed that the Fund's asset size had been increasing in recent years. The Trustees also noted that the materials indicated that the Fund's fees were already generally lower than those of its peers, including those with breakpoints. Additionally, the Trustees noted that the Manager was currently waiving a substantial portion of its fees. Evaluation of these factors indicated to the Board that the New Advisory Agreement should be approved without addition of breakpoints at this time.

BENEFITS DERIVED OR TO BE DERIVED BY THE MANAGER AND ITS AFFILIATES FROM THEIR RELATIONSHIPS WITH THE FUND.

      The Board observed that, as is generally true of most fund complexes, the Manager and its affiliates, by providing services to a number of funds including the Fund, were able to spread costs as they would otherwise be unable to do. The Board noted that while that produces efficiencies and increased profitability for the Manager and its affiliates, it also makes their services available to the Fund at favorable levels of quality and cost which are more advantageous to the Fund than would otherwise have been possible.

      In addition to considering the factors discussed above, which the Trustees regularly consider on an annual basis, the Trustees also gave particular consideration to matters relating to the change of control at AMC including representations from representatives of AMC and the Manager that the proposed change of control is not expected to result in a change in the personnel or operations of the Manager, the investment approach or style of the Manager with respect to the Fund, or the services provided to the Fund by the Manager.

      The Trustees also considered other factors, either in connection with the Annual Review or with their approval of the New Advisory Agreement. These factors included but were not limited to whether the Fund has operated in compliance with its investment objective and the Fund's record of compliance with its investment restrictions, and the compliance programs of the Fund and the Manager.

      Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the independent Trustees, concluded that the New Advisory Agreement should be approved and recommended that the shareholders of the Fund vote to approve the New Advisory Agreement for an initial one-year term.

                    SHAREHOLDER MEETING RESULTS (UNAUDITED)

The Annual Meeting of Shareholders of Tax-Free Fund for Utah (the "Fund") was held on June 25, 2008. The holders of shares representing 76% of the total net asset value of the shares entitled to vote were present in person or by proxy. At the meeting, the following matters were voted upon and approved by the shareholders (the resulting votes are presented below).

1.    To elect Trustees.

                             DOLLAR AMOUNT OF VOTES

        TRUSTEE                         FOR              WITHHELD
        -------                         ---              --------
        Tucker Hart Adams           $170,377,875        $1,305,892
        Thomas A. Christopher       $170,377,875        $1,305,892
        Gary C. Cornia              $170,377,875        $1,305,892
        Diana P. Herrmann           $170,325,917        $1,357,507
        Lyle W. Hillyard            $170,280,994        $1,402,774
        John C. Lucking             $170,377,875        $1,305,892
        Anne J. Mills               $170,325,917        $1,357,507

2. To ratify the selection of Tait, Weller & Baker LLP as the Fund's independent registered public accounting firm.

                             DOLLAR AMOUNT OF VOTES

                FOR             AGAINST         ABSTAIN
                ---             -------         -------
                $168,317,995    $715,544        $2,651,104

A Special Meeting of Shareholders of Tax-Free Fund for Utah (the "Fund") was held on June 25, 2008. The holders of shares representing 60% of the total net asset value of the shares entitled to vote were present in person or by proxy. At the meeting, the following matters were voted upon and approved by the shareholders (the resulting votes are presented below).

1.    To act on an Advisory and Administration Agreement.

                             DOLLAR AMOUNT OF VOTES

                FOR             AGAINST         ABSTAIN
                ---             -------         -------
                $137,197,174    $1,544,589      $2,301,816

--------------------------------------------------------------------------------

PRIVACY NOTICE (UNAUDITED)

                             TAX-FREE FUND FOR UTAH

OUR PRIVACY POLICY. In providing services to you as an individual who owns or is considering investing in shares of the Fund, we collect certain non-public personal information about you. Our policy is to keep this information strictly safeguarded and confidential, and to use or disclose it only as necessary to provide services to you or as otherwise permitted by law. Our privacy policy applies equally to former shareholders and persons who inquire about the Fund.

INFORMATION WE COLLECT. "Non-public personal information" is personally identifiable financial information about you as an individual or your family. The kinds of non-public personal information we have about you may include the information you provide us on your share purchase application or in telephone calls or correspondence with us, and information about your fund transactions and holdings, how you voted your shares and the account where your shares are held.

INFORMATION WE DISCLOSE. We disclose non-public personal information about you to companies that provide necessary services to us, such as the Fund's transfer agent, distributor, investment adviser or sub-adviser, as permitted or required by law, or as authorized by you. Any other use is strictly prohibited. We do not sell information about you or any of our fund shareholders to anyone.

NON-CALIFORNIA RESIDENTS: We also may disclose some of this information to another fund in the Aquila Group of Funds (or its service providers) under joint marketing agreements that permit the funds to use the information only to provide you with information about other funds in the Aquila Group of Funds or new services we are offering that may be of interest to you. California Residents Only: In addition, unless you "opt-out" of the following disclosures using the form that was mailed to you under separate cover, we may disclose some of this information to another fund in the Aquila Group of Funds (or its service providers) under joint marketing agreements that permit the funds to use the information only to provide you with information about other funds in the Aquila Group of Funds or new services we are offering that may be of interest to you.

HOW WE SAFEGUARD YOUR INFORMATION. We restrict access to non-public personal information about you to only those persons who need it to provide services to you or who are permitted by law to receive it. We maintain physical, electronic and procedural safeguards to protect the confidentiality of all non-public personal information we have about you.

If you have any questions regarding our Privacy Policy, please contact us at 1-800-437-1020.

                           AQUILA DISTRIBUTORS, INC.
                        AQUILA INVESTMENT MANAGEMENT LLC

This Privacy Policy also has been adopted by Aquila Distributors, Inc. and Aquila Investment Management LLC and applies to all non-public information about you that each of these companies may obtain in connection with services provided to the Fund or to you as a shareholder of the Fund.

--------------------------------------------------------------------------------

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

FOUNDERS
   Lacy B. Herrmann, Chairman Emeritus
   Aquila Management Corporation

MANAGER
   AQUILA INVESTMENT MANAGEMENT LLC
   380 Madison Avenue, Suite 2300
   New York, New York 10017

BOARD OF TRUSTEES
   Gary C. Cornia, Chair
   Anne J. Mills, Vice Chair
   Tucker Hart Adams
   Thomas A. Christopher
   Diana P. Herrmann
   Lyle W. Hillyard
   John C. Lucking

OFFICERS
   Diana P. Herrmann, President
   Jerry G. McGrew, Senior Vice President
   Kimball L. Young, Senior Vice President
      and Co-Portfolio Manager
   Thomas S. Albright, Senior Vice President
      and Co-Portfolio Manager
   M. Kayleen Willis, Vice President
   Robert W. Anderson, Chief Compliance Officer
   Joseph P. DiMaggio, Chief Financial Officer
      and Treasurer
   Edward M.W. Hines, Secretary

DISTRIBUTOR
   AQUILA DISTRIBUTORS, INC.
   380 Madison Avenue, Suite 2300
   New York, New York 10017

TRANSFER AND SHAREHOLDER SERVICING AGENT
   PNC Global Investment Servicing
   101 Sabin Street
   Pawtucket, RI 02860

CUSTODIAN
   JPMORGAN CHASE BANK, N.A.
   1111 Polaris Parkway
   Columbus, Ohio 43240

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
   TAIT, WELLER & BAKER LLP
   1818 Market Street, Suite 2400
   Philadelphia, PA 19103

Further information is contained in the Prospectus, which must precede or accompany this report.



ITEM 2.  CODE OF ETHICS.

(a) As of June 30, 2008 (the end of the reporting period) the Fund has adopted a code of ethics that applies to the Fund's principal executive officer(s)and principal financial officer(s) and persons performing similar functions ("Covered Officers") as defined in the Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act of 2002;

(f)(1) Pursuant to Item 10(a)(1), a copy of the Fund's Code of Ethics that applies to the Fund's principal executive officer(s) and principal financial officer(s) and persons performing similar functions is included as an exhibit to its annual report on this Form N-CSR;

(f)(2) The text of the Fund's Code of Ethics that applies to the Trust's principal executive officer(s) and principal financial officer(s) and persons performing similar functions has been posted on its Internet website which can be found at the Fund's Internet address at aquilafunds.com.


ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)(ii) The Board of Trustees of the Fund has determined that it does not have at least one audit committee financial expert serving on its audit committee. The Fund does not have such a person serving on the audit committee because none of the persons currently serving as Trustees happens to have the technical accounting and auditing expertise included in the definition of "audit committee financial expert" recently adopted by the Securities and Exchange Commission in connection with this Form N-CSR, and the Board has not heretofore deemed it necessary to seek such a person for election to the Board.

The primary mission of the Board, which is that of oversight over the operations and affairs of the Fund, confronts the Trustees with a wide and expanding range of issues and responsibilities. The
Trustees believe that, accordingly, it is essential that the Board's membership consist of persons with as extensive experience as possible in fulfilling the duties and responsibilities of mutual fund directors and audit committee members and, ideally, with extensive experience and background relating to the economic and financial sectors and securities in which the Fund invests, including exposure to the financial and accounting matters commonly encountered with respect to those sectors and securities. The Board believes that its current membership satisfies those criteria. It recognizes that it would also be helpful to have a member with the relatively focused accounting and auditing expertise reflected in the applicable definition of "audit committee financial expert," just as additional members with similarly focused technical expertise in other areas relevant to the Fund's operations and affairs would also contribute added value. However, the Board believes that the Fund is better served, and its assets better employed, by a policy of hiring experts in various areas, including the specialized area of technical accounting and auditing matters, if and as the Board identifies the need, rather than by seeking to expand its numbers by adding technical experts in the areas constituting its domain of responsibility. The Fund's Audit Committee Charter explicitly authorizes the Committee to retain such experts as it deems necessary in fulfilling its duties under the Charter.


ITEM 4.	PRINCIPAL ACCOUNTING FEES AND SERVICES.


a) Audit Fees - The aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements were $16,000 in 2007 and $14,000 in 2008.

b) Audit Related Fees - There were no amounts billed for audit-related fees over the past two years.

c) Tax Fees - The Registrant was billed by the principal accountant $3,000 and $3,000 in 2007 and 2008, respectively, for return preparation and tax compliance.

d) All Other Fees - There were no additional fees paid for audit and non-audit services other than those disclosed in a) thorough c) above.

e)(1) Currently, the audit committee of the Registrant pre-approves audit services and fees on an engagement-by-engagement basis

e)(2) None of the services described in b) through d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, all were pre-approved on an engagement-by-engagement basis.

f)  No applicable.

g) There were no non-audit services fees billed by the Registrant's accountant to the Registrant's investment adviser or distributor over the past two years

h)  Not applicable.


ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

	Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

	Included in Item 1 above

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
         CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

   	Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

	Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

	Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

	The Board of Directors of the Registrant has adopted a Nominating Committee Charter which provides that the Nominating Committee (the 'Committee') may consider and evaluate nominee candidates properly submitted by shareholders if a vacancy among the Independent Trustees of the Registrant occurs and if, based on the Board's then current size, composition and structure, the Committee determines that the vacancy should be filled. The Committee will consider candidates submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. A copy of the qualifications and procedures that must be met or followed by shareholders to properly submit a nominee candidate to the Committee may be obtained by submitting a request in writing to the Secretary of the Registrant.


ITEM 11.  CONTROLS AND PROCEDURES.

(a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing of this report, the registrant's chief financial and executive officers have concluded that the disclosure controls and procedures of the registrant are appropriately designed to ensure that information required to be disclosed in the registrant's reports that are filed under the Securities Exchange Act of 1934 are accumulated and communicated to registrant's management, including its principal executive officer(s) and principal financial officer(s), to allow timely decisions regarding required disclosure and is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the Securities and Exchange Commission.

(b) There have been no significant changes in registrant's internal controls or in other factors that could significantly affect registrant's internal controls subsequent to the date of the most recent evaluation, including no significant deficiencies or material weaknesses that required corrective action.

ITEM 12.  EXHIBITS.

(a)(1) Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act of 2002.


 (a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.




SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TAX-FREE FUND FOR UTAH


By:  /s/  Diana P. Herrmann
-----------------------------------
President and Trustee
September 8, 2008


By:  /s/  Joseph P. DiMaggio
-------------------------------------
Chief Financial Officer and Treasurer
September 8, 2008


Pursuant to the requirements of the Securities Exchange Act of 1934 And the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:  /s/  Diana P. Herrmann
-----------------------------------
Diana P. Herrmann
President and Trustee
September 8, 2008



By:  /s/  Joseph P. DiMaggio
-------------------------------------
Joseph P. DiMaggio
Chief Financial Officer and Treasurer
September 8, 2008








TAX-FREE FUND FOR UTAH

EXHIBIT INDEX


(a)(1) Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act of 2002.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.